UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04492

MFS SERIES TRUST X

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: November 30*

Date of reporting period: November 30, 2021

*

This Form N-CSR pertains only to the following series of the Registrant: MFS Global Opportunistic Bond Fund (formerly MFS Global Bond Fund). Effective April 30, 2021, MFS Global Bond Fund was renamed MFS Global Opportunistic Bond Fund. The remaining series of the Registrant have fiscal year ends other than November 30th.

ITEM 1.	REPORTS TO STOCKHOLDERS.

Item 1(a):

Annual Report
November 30, 2021
MFS®  Global Opportunistic
Bond Fund
(formerly MFS® Global Bond Fund)
GLB-ANN

MFS® Global Opportunistic
Bond Fund
(formerly MFS® Global Bond Fund)

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

LETTER FROM THE CEO
Dear Shareholders:
After experiencing dramatic swings in the early days of the coronavirus pandemic, global equity markets have performed strongly over the past year. Though the speedy development of vaccines brightened the economic and market outlook, uncertainty remains as variants of the virus appear, the effectiveness of vaccines appears to wane over time, and their uneven distribution impacts the developing world.
After having taken aggressive steps to cushion the economic and market fallout related to the virus, some global central banks have begun to recalibrate monetary policy. For example, the U.S. Federal Reserve has begun to taper its bond buying, which has pushed up Treasury yields, particularly on the short end of the yield curve. Fiscal stimulus has been abundant as the U.S. Congress passed a $1.9 trillion COVID-19 relief bill in March and a $1.1 trillion infrastructure bill in November. Along with the high levels of government spending, production and transportation bottlenecks and labor shortages stemming from the pandemic have fueled a rise in inflation.
Since midyear, global economic growth has moderated, with the spread of the Delta and Omicron variants of the coronavirus and a regulatory crackdown in China featuring prominently. Stress in China’s property development sector has contributed to a slowdown there. Tightening global energy and raw materials supplies are a further concern for investors.
The policy measures put in place to counteract the pandemic’s effects have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can sow the seeds of instability. As such, recent dramatic increases in speculative trading in cryptocurrencies, special purpose acquisition companies (SPACs), and the like bear watching.
In the aftermath of the crisis, we could see societal changes as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of global markets and economies. Guided by our commitment to long-term investing, we tune out the noise and aim to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline, and thoughtful risk management to create sustainable value for investors over time.
Respectfully,
Michael W. Roberge
Chief Executive Officer
MFS Investment Management
January 14, 2022
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

Portfolio Composition
Portfolio structure at value (v)
Portfolio structure reflecting equivalent exposure of derivative positions (i)

Fixed income sectors (i)
Non-U.S. Government Bonds	25.6%
Emerging Markets Bonds	23.0%
Investment Grade Corporates	20.1%
High Yield Corporates	14.1%
Commercial Mortgage-Backed Securities	4.5%
Mortgage-Backed Securities	2.6%
Collateralized Debt Obligations	2.2%
Municipal Bonds	0.5%
Asset-Backed Securities	0.2%
U.S. Government Agencies (o)	0.0%
U.S. Treasury Securities	(9.9)%
Composition including fixed income credit quality (a)(i)
AAA	10.0%
AA	6.0%
A	17.9%
BBB	29.1%
BB	15.0%
B	7.7%
CCC	0.8%
U.S. Government	4.4%
Federal Agencies	2.6%
Not Rated	(10.6)%
Cash & Cash Equivalents	2.1%
Other	15.0%
Portfolio facts (i)
Average Duration (d)	6.5
Average Effective Maturity (m)	10.0 yrs.

Portfolio Composition - continued
Issuer country weightings (i)(x)
United States	37.4%
United Kingdom	7.2%
China	7.1%
Italy	6.8%
Japan	5.5%
Spain	4.5%
Australia	2.5%
South Africa	1.9%
Belgium	1.7%
Other Countries	25.4%
(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities.
Not Rated includes fixed income securities and fixed income derivatives that have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.
(v)	For purposes of this presentation, market value of fixed income and/or equity derivatives, if any, is included in Cash & Cash Equivalents.

Portfolio Composition - continued
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents and Other.
Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.
Percentages are based on net assets as of November 30, 2021.
The portfolio is actively managed and current holdings may be different.

Management Review
Summary of Results
For the twelve months ended November 30, 2021, Class A shares of the MFS Global Opportunistic Bond Fund (fund) provided a total return of -1.64%, at net asset value. This compares with a return of -0.69% for the fund’s benchmark, the Bloomberg Global Aggregate Index (USD Hedged). Effective April 30, 2021, the fund’s primary benchmark changed from the Bloomberg Global Aggregate Index to the Bloomberg Global Aggregate Index (USD Hedged) because the investment advisor believes the Bloomberg Global Aggregate Index (USD Hedged) better reflects the fund’s investment strategies as of April 30, 2021.The Bloomberg Global Aggregate Index had a return of -3.29% for the reporting period.
Market Environment
Over the past year, the global economy was buffeted by an array of crosscurrents as it adjusted to the ebbs and flows of the pandemic. Among the supportive currents were ample fiscal stimulus, loose monetary policy and the rollout of several highly effective coronavirus vaccines. Negative currents included the rapid spread of several coronavirus variants, widespread global production bottlenecks and a surge in inflation. After experiencing a burst of exceptionally strong economic activity as the global economy began to reopen, growth slowed lately as shortages of raw materials, labor, intermediate goods and even energy in some countries, disrupted supply chains.
Amid rising inflation, markets anticipated a transition from an exceptionally accommodative environment to a more mixed monetary landscape ahead. Indeed, several central banks in emerging markets have already tightened policy and the US Federal Reserve reduced the pace of its asset purchases in November. However, the European Central Bank, the Bank of Japan and the People's Bank of China are expected to maintain accommodative policies. Sovereign bond yields moved modestly higher late in the period amid higher inflation and on expectations of a tighter Fed but slipped lower as the highly-transmissible Omicron variant began to spread at the end of the period.
A harsher Chinese regulatory environment toward industries such as online gaming, food delivery and education increased market volatility as has stress in China's highly leveraged property development sector. Trade relations between the United States and China remained quite strained despite a change in presidential administrations.
Signs of excess investor enthusiasm continued to be seen in pockets of the market such as “meme stocks” popular with users of online message boards, cryptocurrencies and heavy retail participation in the market for short-dated options.
Factors Affecting Performance
Relative to the Bloomberg Global Aggregate Index (USD Hedged), the fund’s yield curve(y) positioning was a detractor from relative performance. Notably, the fund’s positioning along the United Kingdom, Euro and China yield curves dampened relative results and outweighed the positive impacts from its favorable yield curve positioning within the United States and South Africa.

Management Review - continued
Conversely, the fund’s foreign exchange exposure was a key contributor to relative performance. Notably, the fund’s lesser average exposure to the euro, Japanese yen and British pound all supported relative returns as these currencies depreciated against the US dollar over the reporting period.
The fund’s asset allocation decisions also contributed to relative returns. From a sector perspective, the fund’s greater allocation to both industrials and financial institutions, and its lesser exposure to the treasury sector, supported relative results. From a credit quality perspective, the fund’s greater allocation to “BB”, “CCC” and “B” rated(r) bonds benefited relative performance.
Security selection further aided relative performance over the reporting period. From a sector perspective, selection within financial institutions, industrials and commercial mortgage-backed securities (CMBS) helped relative returns. From a credit quality perspective, bond selection in “AAA” rated issuers supported relative results.
Respectfully,
Portfolio Manager(s)
Ward Brown, Philipp Burgener, David Cole, Pilar Gomez-Bravo, Andy Li, Henry Peabody, Matt Ryan, Michael Skatrud, Robert Spector, and Erik Weisman
Note to Shareholders: Effective April 30, 2021, the following changes occurred: (i) the fund changed its name to MFS Global Opportunistic Bond Fund; (ii) the fund changed its investment policies and strategies to allow increased flexibility to invest in below investment grade securities and added a policy to engage in a currency hedging strategy to primarily expose the fund to the U.S. dollar; and (iii) Ward Brown, Philipp Burgener, David Cole, Matt Ryan, and Michael Skatrud were added as Portfolio Managers of the fund. Please see the fund’s prospectus for details. Effective June 30, 2021, Robert Persons is no longer a Portfolio Manager of the fund.
(r)	Securities rated “BBB”, “Baa”, or higher are considered investment grade; securities rated “BB”, “Ba”, or below are considered non-investment grade. Ratings are assigned to underlying securities utilizing ratings from Moody's, Fitch, and Standard & Poor's and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities that are not rated by any of the rating agencies, the security is considered Not Rated.
(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

Performance Summary THROUGH 11/30/21
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment

Performance Summary  - continued
Total Returns through 11/30/21
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	6/02/10	(1.64)%	3.89%	1.32%	N/A
B	6/02/10	(2.40)%	3.12%	0.58%	N/A
C	6/02/10	(2.40)%	3.12%	0.57%	N/A
I	6/02/10	(1.51)%	4.16%	1.57%	N/A
R1	6/02/10	(2.40)%	3.12%	0.57%	N/A
R2	6/02/10	(1.91)%	3.64%	1.07%	N/A
R3	6/02/10	(1.66)%	3.90%	1.32%	N/A
R4	6/02/10	(1.41)%	4.13%	1.57%	N/A
R6	10/01/12	(1.32)%	4.24%	N/A	1.30%
Comparative benchmark(s)

Bloomberg Global Aggregate Index (USD Hedged) (f)(y)	(0.69)%	3.53%	3.69%	N/A
Bloomberg Global Aggregate Index (f)	(3.29)%	3.29%	1.85%	N/A
Average annual with sales charge

A With Initial Sales Charge (4.25%)	(5.82)%	2.99%	0.88%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)	(6.20)%	2.77%	0.58%	N/A
C With CDSC (1% for 12 months) (v)	(3.35)%	3.12%	0.57%	N/A
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.
(y)	Effective April 30, 2021, the Bloomberg Global Aggregate Index (USD Hedged) replaced the Bloomberg Global Aggregate Index as the primary fund benchmark. The fund's investment adviser believes the Bloomberg Global Aggregate Index (USD Hedged) better reflects the investment policies and strategies of the fund as of April 30, 2021.
Benchmark Definition(s)
Bloomberg Global Aggregate Index(a) – provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities.

Performance Summary  - continued
Bloomberg Global Aggregate Index(a) (USD Hedged) – provides a broad-based measure of the currency-hedged performance of global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities.
It is not possible to invest directly in an index.
(a)	Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg neither approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund's share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
Performance information prior to April 30, 2021, reflects time periods when the fund (i) had a policy of primarily investing in investment grade quality debt instruments and (ii) did not have a policy to engage in a currency hedging strategy to primarily expose the fund to the U.S. dollar. The fund's investment policies and strategies changed effective April 30, 2021.
Performance information prior to December 1, 2014, reflects time periods when the fund had (i) a policy of focusing its investments on debt instruments of U.S. and foreign governments and (ii) a policy permitting the fund to invest up to 100% of its assets in less than investment grade quality debt instruments (lower quality debt instruments). The fund's investment policies and strategies changed effective December 1, 2014.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

Expense Table
Fund expenses borne by the shareholders during the period,
June 1, 2021 through November 30, 2021
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period June 1, 2021 through November 30, 2021.
The expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to Financial Statements.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 6/01/21	Ending Account Value 11/30/21	Expenses Paid During Period (p) 6/01/21-11/30/21
A	Actual	0.97%	$1,000.00	$997.40	$4.86
	Hypothetical (h)	0.97%	$1,000.00	$1,020.21	$4.91
B	Actual	1.72%	$1,000.00	$993.61	$8.60
	Hypothetical (h)	1.72%	$1,000.00	$1,016.44	$8.69
C	Actual	1.72%	$1,000.00	$993.61	$8.60
	Hypothetical (h)	1.72%	$1,000.00	$1,016.44	$8.69
I	Actual	0.72%	$1,000.00	$997.53	$3.61
	Hypothetical (h)	0.72%	$1,000.00	$1,021.46	$3.65
R1	Actual	1.72%	$1,000.00	$993.61	$8.60
	Hypothetical (h)	1.72%	$1,000.00	$1,016.44	$8.69
R2	Actual	1.22%	$1,000.00	$996.10	$6.10
	Hypothetical (h)	1.22%	$1,000.00	$1,018.95	$6.17
R3	Actual	0.97%	$1,000.00	$997.35	$4.86
	Hypothetical (h)	0.97%	$1,000.00	$1,020.21	$4.91
R4	Actual	0.72%	$1,000.00	$997.53	$3.61
	Hypothetical (h)	0.72%	$1,000.00	$1,021.46	$3.65
R6	Actual	0.62%	$1,000.00	$998.01	$3.11
	Hypothetical (h)	0.62%	$1,000.00	$1,021.96	$3.14
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.
Notes to Expense Table
Changes to the fund’s fee arrangements occurred during the six month period. Had these fee changes been in effect throughout the entire six month period, the annualized expense ratios, the actual expenses paid during the period, and the hypothetical expenses paid during the period would have been approximately 0.95%, $4.76, and $4.81 for Class A, 1.70%, $8.50, and $8.59 for Class B, 1.70%, $8.50, and $8.59 for Class C, 0.70%, $3.51, and $3.55 for Class I, 1.70%, $8.50, and $8.59 for Class R1, 1.20%, $6.00, and $6.07 for Class R2, 0.95%, $4.76, and $4.81 for Class R3, 0.70%, $3.51, and $3.55 for Class R4, and 0.60%, $3.01, and $3.04 for Class R6, respectively. For further information about the fund’s fee arrangements and changes to those fee arrangements, please see Note 3 in the Notes to Financial Statements.

Portfolio of Investments
11/30/21
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Bonds – 95.4%
Aerospace & Defense – 0.2%
TransDigm, Inc., 4.625%, 1/15/2029	$3,025,000	$ 2,898,041
Apparel Manufacturers – 0.1%
Tapestry, Inc., 3.05%, 3/15/2032	$1,264,000	$ 1,277,625
Asset-Backed & Securitized – 6.9%
3650R Commercial Mortgage Trust, 2021-PF1, “XA”, 1.038%, 11/15/2054 (i)	$11,961,690	$ 878,526
ACREC Ltd., 2021-FL1, “C”, FLR, 2.238% (LIBOR - 1mo. + 2.15%), 10/16/2036 (n)	2,557,500	2,560,553
Allegro CLO Ltd., 2016-1A, “BR2”, FLR, 1.673% (LIBOR - 3mo. + 1.55%), 1/15/2030 (n)	855,495	855,537
Arbor Multi-Family Mortgage Securities Trust, Inc., 2021-MF3, “A5”, 2.575%, 10/15/2054 (i)(n)	4,500,000	4,645,645
Arbor Realty Trust, Inc., CLO, 2019-FL2, “AS”, FLR, 1.612% (LIBOR - 1mo. + 1.45%), 9/15/2034 (n)	450,000	449,718
Arbor Realty Trust, Inc., CLO, 2021-FL1, “C”, FLR, 2.089% (LIBOR - 1mo. + 2%), 12/15/2035 (n)	204,000	203,235
Arbor Realty Trust, Inc., CLO, 2021-FL2, “B”, FLR, 1.689% (LIBOR - 1mo. + 1.6%), 5/15/2036 (n)	418,000	415,647
Arbor Realty Trust, Inc., CLO, 2021-FL2, “C”, FLR, 2.039% (LIBOR - 1mo. + 1.95%), 5/15/2036 (n)	1,359,500	1,350,998
Arbor Realty Trust, Inc., CLO, 2021-FL3, “B”, FLR, 1.689% (LIBOR - 1mo. + 1.6%), 8/15/2034 (n)	1,205,000	1,198,299
Arbor Realty Trust, Inc., CLO, 2021-FL3, “C”, FLR, 1.939% (LIBOR - 1mo. + 1.85%), 8/15/2034 (n)	1,049,500	1,043,015
Barclays Commercial Mortgage Securities LLC, 2020-C7, “XA”, 1.74%, 4/15/2053 (i)	1,442,534	143,364
BBCMS Mortgage Trust, 2021-C10, “XA”, 1.431%, 7/15/2054 (i)	9,824,058	939,889
BBCMS Mortgage Trust, 2021-C9, “XA”, 1.764%, 2/15/2054 (i)	15,251,156	1,814,064
Benchmark Mortgage Trust, 2020-B18, “XA”, 1.918%, 7/15/2053 (i)	12,948,864	1,385,017
Benchmark Mortgage Trust, 2021-B24, “XA”, 1.273%, 3/15/2054 (i)	6,416,067	529,424
Benchmark Mortgage Trust, 2021-B25, “A5”, 2.577%, 4/15/2054	2,120,000	2,190,401
Benchmark Mortgage Trust, 2021-B26, “XA”, 0.999%, 6/15/2054 (i)	19,833,567	1,304,281

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Asset-Backed & Securitized – continued
Benchmark Mortgage Trust, 2021-B27, “XA”, 1.388%, 7/15/2054 (i)	$20,359,563	$ 1,925,758
Benchmark Mortgage Trust, 2021-B28, “XA”, 1.404%, 8/15/2054 (i)	21,151,062	2,011,889
Business Jet Securities LLC, 2020-1A, “A”, 2.981%, 11/15/2035 (n)	512,194	517,372
Business Jet Securities LLC, 2021-1A, “A”, 2.162%, 4/15/2036 (n)	538,513	538,668
BXMT Ltd., 2021-FL4, “AS”, FLR, 1.389% (LIBOR - 1mo. + 1.3%), 5/15/2038 (n)	1,100,000	1,100,032
BXMT Ltd., 2021-FL4, “B”, FLR, 1.639% (LIBOR - 1mo. + 1.55%), 5/15/2038 (n)	2,995,500	2,988,005
Capital Automotive, 2020-1A, “A4”, REIT, 3.19%, 2/15/2050 (n)	493,634	498,449
CF Hippolyta Issuer LLC, 2020-1, “A1”, 1.69%, 7/15/2060 (n)	395,113	393,308
Commercial Mortgage Pass-Through Certificates, 2018-BNK10, “A5”, 3.688%, 2/15/2061	2,924,308	3,204,350
Commercial Mortgage Pass-Through Certificates, 2020-BN28, “A4”, 1.844%, 3/15/2063	486,818	474,588
Commercial Mortgage Pass-Through Certificates, 2020-BN29, “A4”, 1.997%, 11/15/2053	2,230,142	2,199,139
Commercial Mortgage Pass-Through Certificates, 2021-BN32, “XA”, 0.892%, 4/15/2054 (i)	7,825,941	451,204
Commercial Mortgage Pass-Through Certificates, 2021-BN34, “A5”, 2.438%, 6/15/2063	2,917,000	2,977,233
Commercial Mortgage Pass-Through Certificates, 2021-BN34, “XA”, 1.088%, 6/15/2063 (i)	11,382,461	849,909
Commercial Mortgage Pass-Through Certificates, 2021-BN35, “XA”, 1.158%, 6/15/2064 (i)	9,540,477	758,834
Commercial Mortgage Pass-Through Certificates, 2021-BNK37, “A5”, 2.618%, 11/15/2064	3,289,474	3,408,708
FS Rialto 2019-FL1 Issuer Ltd., 2021-FL2, “AS”, FLR, 1.639% (LIBOR - 1mo. + 1.6%), 4/16/2028 (n)	2,483,500	2,481,970
HarbourView CLO VII Ltd., 7RA, “B”, FLR, 1.822% (LIBOR - 3mo. + 1.7%), 7/18/2031 (n)	2,560,000	2,534,019
KREF Ltd., 2021-FL2, “B”, FLR, 1.739% (LIBOR - 1mo. + 1.65%), 2/15/2039 (n)	2,155,000	2,152,360
LoanCore Ltd., 2021-CRE5, “AS”, FLR, 1.839% (LIBOR - 1mo. + 1.75%), 7/15/2036 (n)	3,300,000	3,300,998
LoanCore Ltd., 2021-CRE5, “B”, FLR, 2.089% (LIBOR - 1mo. + 2%), 7/15/2036 (n)	1,395,500	1,395,499

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Asset-Backed & Securitized – continued
MF1 CLO Ltd., 2020-FL3, “AS”, FLR, 3.012% (LIBOR - 1mo. + 2.85%), 7/15/2035 (z)	$714,500	$ 723,868
MF1 CLO Ltd., 2021-FL5, “B”, FLR, 1.612% (LIBOR - 1mo. + 1.45%), 7/15/2036 (n)	2,542,500	2,540,971
MF1 CLO Ltd., 2021-FL5, “C”, FLR, 1.862% (LIBOR - 1mo. + 1.7%), 7/15/2036 (n)	645,000	644,805
MF1 CLO Ltd., 2021-FL6, “AS”, FLR, 1.539% (LIBOR - 1mo. + 1.45%), 7/16/2036 (n)	2,500,000	2,500,010
MF1 Multi-Family Housing Mortgage Loan Trust, 2020-FL4, FLR, 2.262% (LIBOR - 1mo. + 2.1%), 11/15/2035 (n)	647,000	651,651
Morgan Stanley Capital I Trust, 2021-L5, “XA”, 1.424%, 5/15/2054 (i)	5,730,818	534,708
Morgan Stanley Capital I Trust, 2021-L6, “XA”, 1.354%, 6/15/2054 (i)	17,477,886	1,482,156
Multi-Family Housing Mortgage, MF1-2021, “B”, FLR, 1.739% (LIBOR - 1mo. + 1.65%), 7/16/2036 (n)	3,800,000	3,799,715
PFP III Ltd., 2021-7, “AS”, FLR, 1.241% (LIBOR - 1mo. + 1.15%), 4/14/2038 (n)	871,957	867,672
PFP III Ltd., 2021-7, “B”, FLR, 1.491% (LIBOR - 1mo. + 1.4%), 4/14/2038 (n)	684,966	680,757
PFP III Ltd., 2021-7, “C”, FLR, 1.741% (LIBOR - 1mo. + 1.65%), 4/14/2038 (n)	468,477	465,598
PFP III Ltd., 2021-8, “B”, FLR, 1.589% (LIBOR - 1mo. + 1.5%), 8/09/2037 (n)	812,000	809,026
Shelter Growth CRE, 2021-FL3, “C”, FLR, 2.239% (LIBOR - 1mo. + 2.15%), 9/15/2036 (n)	1,212,000	1,211,999
Starwood Commercial Mortgage, 2021-FL2, “B”, FLR, 1.889% (LIBOR - 1mo. + 1.8%), 4/18/2038 (n)	1,223,000	1,221,578
Starwood Commercial Mortgage, 2021-FL2, “C”, FLR, 2.188% (LIBOR - 1mo. + 2.1%), 4/18/2038 (n)	238,000	237,804
TPG Real Estate Finance, 2021-FL4, “A”, FLR, 1.289% (LIBOR - 1mo. + 1.2%), 3/15/2038 (n)	762,000	761,296
TPG Real Estate Finance, 2021-FL4, “AS”, FLR, 1.488% (LIBOR - 1mo. + 1.4%), 3/15/2038 (n)	800,000	798,046
Wells Fargo Commercial Mortgage Trust, 2020-C58, “A4”, 2.092%, 7/15/2053	968,000	959,765
Wells Fargo Commercial Mortgage Trust, 2021-C59, “XA”, 1.684%, 4/15/2054 (i)	9,433,641	1,067,984
Wells Fargo Commercial Mortgage Trust, 2021-C60, “XA”, 1.682%, 8/15/2054 (i)	15,881,487	1,863,226
		$81,892,540

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Automotive – 1.2%
Daimler Finance North America LLC, 1.45%, 3/02/2026 (n)		$1,951,000	$ 1,940,788
Hyundai Capital America, 2%, 6/15/2028 (n)		1,492,000	1,445,112
Hyundai Capital America, 6.375%, 4/08/2030 (n)		1,680,000	2,121,669
RAC Bond Co. PLC, 5.25%, 11/04/2027 (n)	GBP	1,950,000	2,526,123
TI Automotive Finance PLC, 3.75%, 4/15/2029 (n)	EUR	2,590,000	2,953,345
TI Automotive Finance PLC, 3.75%, 4/15/2029		1,050,000	1,197,302
Volkswagen International Finance N.V., 3.5% to 3/20/2030, FLR (EUR Swap Rate - 15yr. + 3.06%) to 3/20/2050, FLR (EUR Swap Rate - 15yr. + 3.81%) to 12/29/2166		1,310,000	1,590,025
			$13,774,364
Broadcasting – 1.1%
Advantage Sales & Marketing, Inc., 6.5%, 11/15/2028 (n)		$2,560,000	$ 2,619,494
Discovery, Inc., 4.125%, 5/15/2029		1,860,000	2,049,983
Prosus N.V., 1.539%, 8/03/2028	EUR	1,200,000	1,364,717
Prosus N.V., 3.061%, 7/13/2031 (n)		$1,095,000	1,058,301
Prosus N.V., 4.027%, 8/03/2050		1,600,000	1,494,609
Summer BC Holdco S.à r.l., “A”, 9.25%, 10/31/2027	EUR	2,140,000	2,606,570
WMG Acquisition Corp., 2.25%, 8/31/2031 (n)		1,764,000	1,977,346
			$13,171,020
Brokerage & Asset Managers – 1.0%
Intercontinental Exchange, Inc., 1.85%, 9/15/2032		$2,037,000	$ 1,930,500
Intercontinental Exchange, Inc., 3%, 9/15/2060		708,000	692,100
Low Income Investment Fund, 3.386%, 7/01/2026		310,000	323,698
Low Income Investment Fund, 3.711%, 7/01/2029		840,000	897,719
LPL Holdings, Inc., 4.625%, 11/15/2027 (n)		2,775,000	2,844,375
LPL Holdings, Inc., 4%, 3/15/2029 (n)		1,315,000	1,320,510
LSEG Netherlands B.V., 0.25%, 4/06/2028	EUR	720,000	810,732
Vivion Investments S.à r.l., 3%, 8/08/2024		2,900,000	3,123,985
			$11,943,619
Building – 1.2%
ABC Supply Co., Inc., 4%, 1/15/2028 (n)		$2,770,000	$ 2,794,238
Holcim Finance (Luxembourg) S.A., 0.625%, 4/06/2030	EUR	1,390,000	1,547,947
Holcim Finance (Luxembourg) S.A., 0.5%, 4/23/2031		850,000	918,776
Holcim Sterling Finance (Netherlands) B.V., 2.25%, 4/04/2034	GBP	1,020,000	1,349,065
Imerys S.A., 1%, 7/15/2031	EUR	900,000	1,003,275
New Enterprise Stone & Lime Co., Inc., 5.25%, 7/15/2028 (n)		$1,535,000	1,531,163
Standard Industries, Inc., 2.25%, 11/21/2026	EUR	3,250,000	3,565,667

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Building – continued
Vulcan Materials Co., 3.5%, 6/01/2030		$1,618,000	$ 1,753,883
			$14,464,014
Business Services – 0.9%
Equinix, Inc., REIT, 1%, 3/15/2033	EUR	1,175,000	$ 1,293,886
Euronet Worldwide, Inc., 1.375%, 5/22/2026		1,290,000	1,494,660
Fiserv, Inc., 2.65%, 6/01/2030		$1,341,000	1,356,168
Fiserv, Inc., 4.4%, 7/01/2049		669,000	796,453
NXP Semiconductors N.V., 3.4%, 5/01/2030 (n)		2,849,000	3,037,995
Switch Ltd., 3.75%, 9/15/2028 (n)		3,175,000	3,143,250
			$11,122,412
Cable TV – 1.9%
CCO Holdings LLC/CCO Holdings Capital Corp., 4.5%, 8/15/2030 (n)		$4,360,000	$ 4,394,640
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 4.8%, 3/01/2050		942,000	1,061,064
Cox Communications, Inc., 3.85%, 2/01/2025 (n)		463,000	494,023
Eutelsat S.A., 2.25%, 7/13/2027	EUR	900,000	1,056,908
Eutelsat S.A., 1.5%, 10/13/2028		800,000	916,311
Sirius XM Radio, Inc., 5.5%, 7/01/2029 (n)		$3,965,000	4,205,834
Telenet Finance Luxembourg Notes S.à r.l., 3.5%, 3/01/2028	EUR	3,100,000	3,583,795
Virgin Media Finance PLC, 3.75%, 7/15/2030		2,950,000	3,314,147
VTR Comunicaciones S.p.A., 5.125%, 1/15/2028		$1,200,000	1,223,940
Ziggo B.V., 4.25%, 1/15/2027	EUR	2,160,000	2,492,525
			$22,743,187
Chemicals – 0.3%
LYB International Finance III, LLC, 4.2%, 5/01/2050		$585,000	$ 676,724
Sasol Financing (USA) LLC, 4.375%, 9/18/2026		1,450,000	1,428,250
Synthos S.A., 2.5%, 6/07/2028 (n)	EUR	1,286,000	1,396,468
			$3,501,442
Computer Software – 0.3%
Clarivate Science Holdings Corp., 4.875%, 7/01/2029 (n)		$2,480,000	$ 2,428,540
Microsoft Corp., 2.675%, 6/01/2060		1,695,000	1,689,827
			$4,118,367

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Computer Software - Systems – 0.7%
Apple, Inc., 3.2%, 5/11/2027		$2,523,000	$ 2,713,822
Apple, Inc., 4.5%, 2/23/2036		1,585,000	1,992,198
Fair Isaac Corp., 4%, 6/15/2028 (n)		3,240,000	3,231,900
			$7,937,920
Conglomerates – 0.8%
Carrier Global Corp., 3.577%, 4/05/2050		$1,631,000	$ 1,732,304
Highland Holdings S.á r.l., 0.318%, 12/15/2026	EUR	300,000	339,975
Highland Holdings S.á r.l., 0.934%, 12/15/2031		270,000	307,186
TriMas Corp., 4.125%, 4/15/2029 (n)		$4,295,000	4,295,000
Westinghouse Air Brake Technologies Corp., 4.95%, 9/15/2028		2,127,000	2,419,722
			$9,094,187
Consumer Products – 0.2%
JAB Holdings B.V., 1%, 7/14/2031	EUR	1,000,000	$ 1,105,734
JAB Holdings B.V., 2.25%, 12/19/2039		800,000	955,404
			$2,061,138
Consumer Services – 1.4%
AA Bond Co. Ltd., 3.25%, 7/31/2028	GBP	560,000	$ 749,029
ANGI Group LLC, 3.875%, 8/15/2028 (n)		$2,980,000	2,830,523
Booking Holdings, Inc., 3.65%, 3/15/2025		1,076,000	1,147,675
GoDaddy, Inc., 3.5%, 3/01/2029 (n)		3,795,000	3,609,349
Match Group, Inc., 4.625%, 6/01/2028 (n)		4,040,000	4,100,640
Toll Road Investors Partnership II LP, Capital Appreciation, NPFG, 0%, 2/15/2027 (n)		1,754,000	1,413,334
TriNet Group, Inc., 3.5%, 3/01/2029 (n)		3,420,000	3,378,960
			$17,229,510
Containers – 0.7%
ARD Finance S.A., 5%,(5% cash or 5.75% PIK) 6/30/2027 (p)	EUR	2,495,000	$ 2,868,486
Ardagh Metal Packaging, 3%, 9/01/2029 (n)		1,800,000	1,988,545
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc., 3%, 9/01/2029		550,000	607,611
Canpack S.A./Eastern PA Land Investment Holding LLC, 3.125%, 11/01/2025		$2,100,000	2,085,090
DS Smith PLC, 2.875%, 7/26/2029	GBP	470,000	655,196
			$8,204,928

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Electrical Equipment – 0.2%
Arrow Electronics, Inc., 3.25%, 9/08/2024		$506,000	$ 528,887
Telefonaktiebolaget LM Ericsson, 1%, 5/26/2029	EUR	1,170,000	1,301,983
			$1,830,870
Electronics – 0.7%
Broadcom, Inc., 4.15%, 11/15/2030		$931,000	$ 1,017,311
Broadcom, Inc., 3.419%, 4/15/2033 (n)		1,876,000	1,933,178
Broadcom, Inc., 3.137%, 11/15/2035 (n)		289,000	284,079
Broadcom, Inc., 3.187%, 11/15/2036 (n)		50,000	49,228
Entegris, Inc., 3.625%, 5/01/2029 (n)		3,607,000	3,579,948
Infineon Technologies AG, 1.625%, 6/24/2029	EUR	1,000,000	1,208,245
			$8,071,989
Emerging Market Quasi-Sovereign – 3.2%
Banco de Reservas de la Republica Dominicana, 7%, 2/01/2023		$700,000	$ 729,757
Comision Federal de Electricidad (United Mexican States), 3.348%, 2/09/2031		1,200,000	1,146,012
Comision Federal de Electricidad (United Mexican States), 3.875%, 7/26/2033 (n)		1,344,000	1,282,848
DAE Funding LLC (United Arab Emirates), 3.375%, 3/20/2028		1,450,000	1,467,081
Dua Capital Ltd. (Federation of Malaysia), 2.78%, 5/11/2031		2,400,000	2,391,494
Emirates Development Bank PJSC, 1.639%, 6/15/2026		1,430,000	1,422,707
Emirates NBD Bank PJSC, 6.125% to 7/09/2026, FLR (Swap Rate - 6yr. + 5.702%) to 1/09/2170		2,400,000	2,578,800
Eskom Holdings SOC Ltd. (Republic of South Africa), 7.125%, 2/11/2025		1,500,000	1,539,075
Export-Import Bank of India, 3.875%, 2/01/2028		1,200,000	1,288,320
Export-Import Bank of India, 2.25%, 1/13/2031		1,800,000	1,679,900
Gaz Capital S.A. (Russian Federation), 3.25%, 2/25/2030		1,300,000	1,251,224
Indian Railway Finance Corp., 2.8%, 2/10/2031		2,100,000	2,037,514
Industrial & Commercial Bank of China Ltd., 4.875%, 9/21/2025		1,700,000	1,867,532
Ipoteka Bank (Republic of Uzbekistan), 5.5%, 11/19/2025		2,202,000	2,233,665
KazMunayGas National Co., JSC (Republic of Kazakhstan), 6.375%, 10/24/2048		1,297,000	1,636,747
Krung Thai Bank PLC (Cayman Islands Branch), 4.4% to 3/25/2026, FLR (CMT - 5yr. + 3.53%) to 9/25/2169		1,500,000	1,496,265
MDGH - GMTN B.V. (United Arab Emirates), 2.5%, 11/07/2024		836,000	864,215

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Emerging Market Quasi-Sovereign – continued
Office Cherifien des Phosphates S.A. (Kingdom of Morocco), 3.75%, 6/23/2031 (n)		$1,077,000	$ 1,038,271
Ooredoo International Finance Ltd. (State of Qatar), 2.625%, 4/08/2031		1,180,000	1,179,934
Petroleos Mexicanos, 7.69%, 1/23/2050		3,440,000	3,103,224
PT Pertamina (Persero) (Republic of Indonesia), 6%, 5/03/2042 (n)		900,000	1,098,382
Southern Gas Corridor CJSC (Republic of Azerbaijan), 6.875%, 3/24/2026		1,420,000	1,634,565
State Grid Overseas Investment (2016) Ltd. (People's Republic of China), 3.5%, 5/04/2027		1,523,000	1,653,323
State Oil Company of the Azerbaijan Republic, 6.95%, 3/18/2030		1,000,000	1,192,590
			$37,813,445
Emerging Market Sovereign – 14.7%
Arab Republic of Egypt, 7.052%, 1/15/2032		$1,500,000	$ 1,317,570
Arab Republic of Egypt, 8.875%, 5/29/2050		1,900,000	1,634,000
Dominican Republic, 4.875%, 9/23/2032		1,300,000	1,293,513
Dominican Republic, 5.875%, 1/30/2060		2,900,000	2,697,000
Federative Republic of Brazil, 10%, 1/01/2023	BRL	95,240,000	16,633,872
Federative Republic of Brazil, 5.625%, 2/21/2047		$1,000,000	969,820
Government of Oman, 7%, 1/25/2051		2,050,000	2,029,967
Government of Ukraine, 7.75%, 9/01/2026 (n)		900,000	901,134
Government of Ukraine, 7.75%, 9/01/2026		600,000	600,756
Government of Ukraine, 6.876%, 5/21/2029		1,029,000	956,614
Government of Ukraine, 7.253%, 3/15/2033		3,700,000	3,446,550
Kingdom of Morocco, 2.375%, 12/15/2027		1,050,000	1,014,048
Kingdom of Morocco, 2%, 9/30/2030	EUR	1,900,000	2,047,050
Kingdom of Morocco, 3%, 12/15/2032		$1,300,000	1,209,325
Oriental Republic of Uruguay, 4.375%, 1/23/2031		1,084,000	1,246,773
Oriental Republic of Uruguay, 8.25%, 5/21/2031	UYU	258,939,000	5,620,160
People's Republic of China, 3.03%, 3/11/2026	CNY	312,110,000	49,678,243
People's Republic of China, 2.68%, 5/21/2030		153,350,000	23,607,545
Republic of Benin, 6.875%, 1/19/2052	EUR	1,500,000	1,666,719
Republic of Chile, 4.7%, 9/01/2030	CLP	2,765,000,000	3,113,424
Republic of Cote d'Ivoire, 6.875%, 10/17/2040	EUR	2,800,000	3,226,605
Republic of Guatemala, 6.125%, 6/01/2050		$1,500,000	1,671,750
Republic of Hungary, 2.125%, 9/22/2031 (n)		1,195,000	1,156,162
Republic of Korea, 1.875%, 6/10/2029	KRW	18,829,710,000	15,471,551
Republic of Paraguay, 6.1%, 8/11/2044 (n)		$1,760,000	2,068,018
Republic of Paraguay, 5.6%, 3/13/2048		1,100,000	1,221,011
Republic of Romania, 1.75%, 7/13/2030 (n)	EUR	986,000	1,042,953

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Emerging Market Sovereign – continued
Republic of Romania, 2%, 1/28/2032	EUR	2,220,000	$ 2,338,190
Republic of Senegal, 6.25%, 5/23/2033		$1,400,000	1,401,820
Republic of Serbia, 1.65%, 3/03/2033	EUR	2,056,000	2,075,222
Republic of Serbia, 2.05%, 9/23/2036 (n)		1,096,000	1,085,787
Republic of South Africa, 8.25%, 3/31/2032	ZAR	348,648,000	19,191,437
Russian Federation, 4.375%, 3/21/2029		$1,200,000	1,328,760
United Mexican States, 3.771%, 5/24/2061		1,046,000	951,201
			$175,914,550
Energy - Independent – 0.6%
Diamondback Energy, Inc., 4.4%, 3/24/2051		$1,104,000	$ 1,252,007
Energean Israel Finance Ltd., 4.875%, 3/30/2026		1,500,000	1,475,250
Leviathan Bond Ltd., 6.75%, 6/30/2030 (n)		1,600,000	1,676,000
Medco Bell Pte. Ltd., 6.375%, 1/30/2027		1,000,000	963,000
Tengizchevroil Finance Co. International Ltd., 4%, 8/15/2026 (n)		1,700,000	1,802,000
Tengizchevroil Finance Co. International Ltd., 4%, 8/15/2026		500,000	530,000
			$7,698,257
Energy - Integrated – 0.7%
Cenovus Energy, Inc., 2.65%, 1/15/2032		$875,000	$ 844,110
Eni S.p.A., 4.25%, 5/09/2029 (n)		1,139,000	1,287,982
Eni S.p.A., 2.625% to 1/13/2026, FLR (EUR Swap Rate - 5yr. + 3.167%) to 1/13/2031, FLR (EUR Swap Rate - 5yr. + 3.417%) to 1/13/2046, FLR (EUR Swap Rate - 5yr. + 4.167%) to 1/13/2170	EUR	1,206,000	1,407,047
Eni S.p.A., 2.75% to 5/11/2030, FLR (EUR Swap Rate - 5yr. + 2.771%) to 5/11/2035, FLR (EUR Swap Rate - 5yr. + 3.021%) to 5/11/2050, FLR (EUR Swap Rate - 5yr. + 3.771%) to 5/11/2170		1,120,000	1,263,046
Galp Energia SGPS S.A., 2%, 1/15/2026		1,400,000	1,668,260
MOL PLC, 1.5%, 10/08/2027		870,000	1,005,702
OMV AG, 2.5% to 9/01/2026, FLR (EUR Swap Rate - 5yr. + 2.82%) to 9/01/2030, FLR (EUR Swap Rate - 5yr. + 3.82%) to 9/01/2070		500,000	584,681
			$8,060,828
Entertainment – 0.2%
Carnival Corp. PLC, 5.75%, 3/01/2027 (n)		$2,595,000	$ 2,536,223

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Financial Institutions – 2.4%
Adler Group S.A., 2.25%, 1/14/2029	EUR	400,000	$ 361,161
Adler Group, Inc., 3.25%, 8/05/2025		800,000	766,652
Adler Group, Inc., 2.75%, 11/13/2026		500,000	467,499
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.65%, 7/21/2027		$1,489,000	1,576,129
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.3%, 1/30/2032		375,000	377,861
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.85%, 10/29/2041		299,000	308,512
Avolon Holdings Funding Ltd., 3.95%, 7/01/2024 (n)		1,093,000	1,145,571
Avolon Holdings Funding Ltd., 4.375%, 5/01/2026 (n)		1,336,000	1,431,601
Credit Logement S.A., 1.081% to 2/15/2029, FLR (EUR ICE Swap Rate - 5yr. + 1.1%) to 2/15/2034	EUR	1,100,000	1,241,410
CTP N.V., 1.25%, 6/21/2029		550,000	605,107
CTP N.V., 1.5%, 9/27/2031		1,140,000	1,237,306
EXOR N.V., 2.25%, 4/29/2030		860,000	1,073,912
EXOR N.V., 0.875%, 1/19/2031		1,175,000	1,310,951
Garfunkelux Holdco 3 S.A., 7.75%, 11/01/2025	GBP	2,150,000	2,956,040
Global Aircraft Leasing Co. Ltd., 6.5%,(6.5% cash or 7.25% PIK) 9/15/2024 (n)(p)		$2,935,000	2,844,543
Global Aircraft Leasing Co. Ltd., 6.5%,(6.5% cash or 7.25% PIK) 9/15/2024 (n)(p)		1,210,000	1,105,311
Grand City Properties S.A., 1.5%, 12/09/2069	EUR	800,000	875,710
Logicor Financing S.à r.l., 0.875%, 1/14/2031		830,000	898,930
Muthoot Finance Ltd., 4.4%, 9/02/2023		$1,000,000	1,015,000
Nationstar Mortgage Holdings, Inc., 5.5%, 8/15/2028 (n)		2,980,000	2,968,825
SBB Treasury Oyj, 0.75%, 12/14/2028	EUR	730,000	791,136
SBB Treasury Oyj, 1.125%, 11/26/2029		580,000	639,543
VGP N.V., 1.5%, 4/08/2029		1,200,000	1,338,245
Vonovia SE, 1.5%, 6/14/2041		900,000	995,528
Vonovia SE, 1.625%, 9/01/2051		500,000	537,943
			$28,870,426
Food & Beverages – 1.1%
Anheuser-Busch InBev S.A./N.V., 1.65%, 3/28/2031	EUR	970,000	$ 1,184,787
Anheuser-Busch InBev Worldwide, Inc., 4.375%, 4/15/2038		$1,112,000	1,295,166
Anheuser-Busch InBev Worldwide, Inc., 5.55%, 1/23/2049		669,000	922,762
Bacardi Ltd., 5.15%, 5/15/2038 (n)		728,000	904,121
Constellation Brands, Inc., 4.75%, 12/01/2025		667,000	747,470
Constellation Brands, Inc., 3.15%, 8/01/2029		821,000	865,690
Constellation Brands, Inc., 2.25%, 8/01/2031		760,000	740,613

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Food & Beverages – continued
JBS Finance Luxembourg S.á r.l., 3.625%, 1/15/2032		$800,000	$ 792,256
JBS Finance Luxembourg S.à r.l., 3.625%, 1/15/2032 (n)		795,000	787,304
JDE Peet's N.V., 0.625%, 2/09/2028	EUR	520,000	586,768
JDE Peet's N.V., 0.5%, 1/16/2029		650,000	720,428
Lamb Weston Holdings, Inc., 4.125%, 1/31/2030 (n)		$3,040,000	3,031,473
PepsiCo, Inc., 0.75%, 10/14/2033	EUR	651,000	739,244
			$13,318,082
Gaming & Lodging – 0.8%
GENM Capital Labuan Ltd., 3.882%, 4/19/2031 (n)		$2,096,000	$ 2,063,994
InterContinental Hotels Group PLC, 3.375%, 10/08/2028	GBP	890,000	1,252,661
Las Vegas Sands Corp., 3.9%, 8/08/2029		$925,000	934,547
Marriott International, Inc., 2.85%, 4/15/2031		1,632,000	1,639,114
Whitbread Group PLC, 3%, 5/31/2031	GBP	525,000	711,322
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.125%, 10/01/2029 (n)		$2,485,000	2,429,087
			$9,030,725
Industrial – 0.8%
CPI Property Group S.A., 2.75%, 1/22/2028	GBP	920,000	$ 1,236,162
CPI Property Group S.A., 1.5%, 1/27/2031	EUR	550,000	600,374
Dar Al-Arkan Sukuk Co. Ltd., 6.875%, 2/26/2027		$2,500,000	2,556,250
Peach Property Finance GmbH, 4.375%, 11/15/2025	EUR	3,300,000	3,817,381
Trustees of the University of Pennsylvania, 2.396%, 10/01/2050		$1,894,000	1,879,373
			$10,089,540
Insurance – 0.8%
AIA Group Ltd., 0.88%, 9/09/2033	EUR	730,000	$ 817,801
Argentum Zurich Insurance, 3.5% to 10/01/2026, FLR (EURIBOR - 3mo. + 3.95%) to 10/01/2046		720,000	915,845
Aviva PLC, 3.875% to 7/03/2024, FLR (EUR Swap Rate - 5yr. + 3.48%) to 7/03/2044		750,000	922,205
Aviva PLC, 4% to 6/03/2035, FLR (GBP Government Yield - 5yr. + 4.7%) to 6/03/2055	GBP	1,139,000	1,642,690
Credit Agricole Assurances S.A., 2%, 7/17/2030	EUR	700,000	819,258
Credit Agricole Assurances S.A., 1.5%, 10/06/2031		1,600,000	1,783,350
La Mondiale, 4.375% to 10/24/2029, FLR (EUR Swap Rate - 5yr. + 4.411%) to 4/24/2069		700,000	841,502
Swiss Life Finance I Ltd., 0.5%, 9/15/2031		782,000	872,063
Zurich Finance (Ireland) DAC, 1.875% to 9/17/2030, FLR (EURIBOR - 3mo. + 2.95%) to 9/17/2050		972,000	1,138,908
			$9,753,622

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Insurance - Health – 0.2%
UnitedHealth Group, Inc., 4.625%, 7/15/2035		$1,031,000	$ 1,278,131
UnitedHealth Group, Inc., 3.5%, 8/15/2039		670,000	737,343
			$2,015,474
Insurance - Property & Casualty – 0.7%
Alliant Holdings Intermediate LLC, 6.75%, 10/15/2027 (n)		$2,505,000	$ 2,531,027
American International Group, Inc., 3.4%, 6/30/2030		1,897,000	2,046,819
Aon Corp./Aon Global Holdings PLC, 2.6%, 12/02/2031		204,000	205,339
Berkshire Hathaway, Inc., 0.5%, 1/15/2041	EUR	695,000	708,041
Hartford Financial Services Group, Inc., 3.6%, 8/19/2049		$512,000	567,923
QBE Insurance Group Ltd., 2.5%, 9/13/2038	GBP	685,000	878,166
Willis North America, Inc., 3.875%, 9/15/2049		$1,295,000	1,416,859
			$8,354,174
International Market Quasi-Sovereign – 0.7%
Deutsche Bahn Finance GmbH (Federal Republic of Germany), 0.625%, 12/08/2050	EUR	460,000	$ 472,579
Electricite de France S.A., 1%, 11/29/2033		300,000	339,351
Electricite de France S.A., 2.875% to 3/15/2027, FLR (EUR Swap Rate - 5yr. + 3.373%) to 3/15/2031, FLR (EUR Swap Rate - 5yr. + 3.623%) to 3/15/2047, FLR (EUR Swap Rate - 5yr. + 4.373%) to 3/15/2070		1,400,000	1,624,699
Electricite de France S.A., 5.875% to 1/22/2029, FLR (GBP Swap Rate - 15yr. + 3.046%) to 1/22/2049, FLR (GBP Swap Rate - 15yr. + 3.796%) to 12/31/2165	GBP	1,000,000	1,470,558
Electricite de France S.A., 2.625% to 6/01/2028, FLR (EUR Swap Rate - 5yr. + 2.86%) to 6/01/2033, FLR (EUR Swap Rate - 5yr. + 3.11%) to 6/01/2048, FLR (EUR Swap Rate - 5yr. + 3.86%) to 6/01/2170	EUR	600,000	682,836
La Banque Postale S.A., 0.875% to 1/26/2026, FLR (EUR Swap Rate - 5yr. + 1.38%) to 1/26/2031		800,000	892,729
Landsbankinn Bank (Republic of Iceland), 0.375%, 5/23/2025		1,440,000	1,617,436
Ontario Teachers' Cadillac Fairview Properties, 2.5%, 10/15/2031 (n)		$878,000	882,425
			$7,982,613
International Market Sovereign – 21.9%
Commonwealth of Australia, 3.25%, 6/21/2039	AUD	25,717,000	$ 21,332,333
Federal Republic of Germany, 0.5%, 4/15/2030	EUR	19,215,193	27,134,901
Federal Republic of Germany, 1.25%, 8/15/2048		650,000	1,008,310
Government of Bermuda, 2.375%, 8/20/2030 (n)		$508,000	499,745
Government of Japan, 0.4%, 3/20/2036	JPY	940,650,000	8,500,011
Government of Japan, 2.4%, 3/20/2037		41,800,000	487,078

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
International Market Sovereign – continued
Government of Japan, 2.3%, 3/20/2040	JPY	4,509,950,000	$ 53,204,124
Government of Japan, 0.6%, 9/20/2050		251,550,000	2,184,158
Government of Norway, 1.5%, 2/19/2026	NOK	74,700,000	8,309,521
Kingdom of Belgium, 0.4%, 6/22/2040 (n)	EUR	8,573,000	9,608,884
Kingdom of Spain, 1.25%, 10/31/2030 (n)		23,571,000	29,051,984
Kingdom of Spain, 1.85%, 7/30/2035		10,987,000	14,372,660
Republic of Cyprus, 0%, 2/09/2026		3,087,000	3,462,386
Republic of Cyprus, 0.625%, 1/21/2030		4,623,000	5,240,595
Republic of Italy, 0.5%, 7/15/2028		10,337,000	11,706,498
Republic of Italy, 0.6%, 8/01/2031 (n)		20,202,000	22,235,736
Republic of Italy, 1.65%, 3/01/2032		25,617,000	30,979,972
Republic of Italy, 1.7%, 9/01/2051		5,409,000	6,030,775
United Kingdom Treasury, 1.75%, 9/07/2037	GBP	2,801,000	4,137,629
United Kingdom Treasury, 1.75%, 1/22/2049		1,158,000	1,849,663
			$261,336,963
Leisure & Toys – 0.1%
Ubisoft Entertainment S.A., 0.878%, 11/24/2027	EUR	1,100,000	$ 1,231,851
Local Authorities – 1.3%
City of Oslo, 2.17%, 5/18/2029	NOK	26,000,000	$ 2,887,107
Government of Ontario, 1.9%, 12/02/2051	CAD	17,133,000	11,281,399
Province of Alberta, 4.5%, 12/01/2040		760,000	749,594
Province of British Columbia, 2.95%, 6/18/2050		765,000	638,349
			$15,556,449
Machinery & Tools – 0.2%
CNH Industrial Capital LLC, 1.875%, 1/15/2026		$854,000	$ 858,306
Sarens Finance Co. N.V., 5.75%, 2/21/2027	EUR	1,611,000	1,783,910
			$2,642,216
Major Banks – 2.9%
Australia and New Zealand Banking Group Ltd., 2.57%, 11/25/2035 (n)		$1,133,000	$ 1,092,261
Bank of America Corp., 3.5%, 4/19/2026		4,425,000	4,765,171
Bank of America Corp., 0.694%, 3/22/2031	EUR	1,180,000	1,320,177
Bank of America Corp., 2.687% to 4/22/2031, FLR (SOFR + 1.32%) to 4/22/2032		$1,746,000	1,768,056
Barclays PLC, 1.125%, 3/22/2031	EUR	720,000	810,186
Barclays PLC, 1.106% to 5/12/2031, FLR (EUR Swap Rate - 1yr. + 1%) to 5/12/2032		710,000	801,087
Commonwealth Bank of Australia, 2.688%, 3/11/2031 (n)		$1,696,000	1,676,222
Credit Suisse Group AG, 3.091% to 5/14/2031, FLR (SOFR + 1.73%) to 5/14/2032 (n)		250,000	253,367

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Major Banks – continued
Erste Group Bank AG, 1% to 6/10/2025, FLR (EUR ICE Swap Rate - 5yr. + 1.3%) to 6/10/2030	EUR	700,000	$ 796,418
Goldman Sachs Group, Inc., 2.383% to 7/21/2031, FLR (SOFR + 1.248%) to 7/21/2032		$1,958,000	1,921,172
HSBC Holdings PLC, 2.099% to 6/04/2025, FLR (SOFR + 1.929%) to 6/04/2026		1,153,000	1,160,220
HSBC Holdings PLC, 4.375%, 11/23/2026		2,272,000	2,484,469
JPMorgan Chase & Co., 2.95%, 10/01/2026		4,252,000	4,482,720
Mitsubishi UFJ Financial Group, Inc., 2.494% to 10/13/2031, FLR (CMT - 1yr. + 0.97%) to 10/13/2032		458,000	459,626
Morgan Stanley, 3.125%, 7/27/2026		1,950,000	2,066,095
Morgan Stanley, 1.593% to 5/04/2026, FLR (SOFR + 0.879%) to 5/04/2027		1,525,000	1,507,790
Morgan Stanley, 3.622% to 4/01/2030, FLR (SOFR + 3.12%) to 4/01/2031		1,220,000	1,331,978
Morgan Stanley, 1.102%, 4/29/2033	EUR	810,000	928,404
NatWest Group PLC, 1.043%, 9/14/2032		290,000	322,322
Nordea Bank Abp, 0.625% to 8/18/2026, FLR (EUR Swap Rate - 5yr. + 0.92%) to 8/18/2031		770,000	868,140
Standard Chartered PLC, 0.8% to 11/17/2028, FLR (EUR Swap Rate - 1yr. + 0.85%) to 11/17/2029		640,000	719,647
Unicaja Banco S.A., 1%, 12/01/2026		900,000	1,018,700
Wells Fargo & Co., 2.125%, 9/24/2031	GBP	1,110,000	1,476,673
			$34,030,901
Medical & Health Technology & Services – 1.3%
Alcon, Inc., 2.6%, 5/27/2030 (n)		$2,129,000	$ 2,155,710
Alcon, Inc., 3.8%, 9/23/2049 (n)		971,000	1,083,263
Becton Dickinson Euro Finance S.à r.l., 1.213%, 2/12/2036	EUR	655,000	732,601
Becton Dickinson Euro Finance S.à r.l., 1.336%, 8/13/2041		490,000	538,860
Charles River Laboratories International, Inc., 3.75%, 3/15/2029 (n)		$3,620,000	3,579,275
DaVita, Inc., 3.75%, 2/15/2031 (n)		3,255,000	3,018,117
HCA, Inc., 5.125%, 6/15/2039		896,000	1,105,185
New York Society for the Relief of the Ruptured & Crippled, 2.667%, 10/01/2050		1,500,000	1,467,323
ProMedica Toledo Hospital, “B”, AGM, 6.015%, 11/15/2048		675,000	1,005,644
Thermo Fisher Scientific, Inc., 1.75%, 10/15/2028		1,011,000	993,987
			$15,679,965

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Medical Equipment – 0.1%
Thermo Fisher Scientific Finance I B.V., 1.125%, 10/18/2033	EUR	650,000	$ 747,599
Thermo Fisher Scientific Finance I B.V., 2%, 10/18/2051		340,000	406,169
			$1,153,768
Metals & Mining – 0.7%
Anglo American Capital PLC, 5.625%, 4/01/2030 (n)		$451,000	$ 534,896
Coeur Mining, Inc., 5.125%, 2/15/2029 (n)		2,485,000	2,373,672
First Quantum Minerals Ltd., 6.875%, 10/15/2027 (n)		1,200,000	1,268,400
Glencore Funding LLC, 2.85%, 4/27/2031 (n)		788,000	783,602
Novelis Sheet Ingot GmbH, 3.375%, 4/15/2029 (n)	EUR	1,845,000	2,123,926
Novelis Sheet Ingot GmbH, 3.375%, 4/15/2029		950,000	1,093,621
			$8,178,117
Midstream – 1.5%
Cheniere Energy Partners LP, 4.5%, 10/01/2029		$1,745,000	$ 1,834,209
Cheniere Energy Partners, L.P, 4%, 3/01/2031		1,940,000	1,978,800
Enbridge, Inc., 5.375%, 9/27/2077	CAD	1,400,000	1,150,018
Enterprise Products Partners LP, 3.125%, 7/31/2029		$1,109,000	1,175,387
EQM Midstream Partners LP, 5.5%, 7/15/2028		3,745,000	3,969,700
Galaxy Pipeline Assets Bidco Ltd., 1.75%, 9/30/2027		1,076,515	1,080,768
Plains All American Pipeline LP/PAA Finance Corp., 3.55%, 12/15/2029		1,820,000	1,885,954
Sabine Pass Liquefaction LLC, 4.2%, 3/15/2028		792,000	868,972
Sabine Pass Liquefaction LLC, 4.5%, 5/15/2030		1,093,000	1,236,443
Targa Resources Partners LP/Targa Resources Finance Corp., 6.875%, 1/15/2029		2,885,000	3,195,657
			$18,375,908
Mortgage-Backed – 2.6%
Fannie Mae, 2.77%, 3/01/2022		$319,884	$ 319,815
Fannie Mae, 5%, 8/01/2040		386,180	433,335
Fannie Mae, 4%, 9/01/2040 - 11/01/2044		257,558	282,824
Fannie Mae, 4.5%, 2/01/2041 - 4/01/2044		1,842,492	2,036,413
Fannie Mae, 3.5%, 9/01/2045 - 5/01/2049		1,030,963	1,108,462
Fannie Mae, UMBS, 2.5%, 3/01/2050 - 12/01/2051		715,518	740,215
Fannie Mae, UMBS, 3%, 12/01/2051		228,490	238,142
Freddie Mac, 0.324%, 9/25/2026 (i)		62,189,000	665,055
Freddie Mac, 1.481%, 3/25/2027 (i)		1,517,000	103,408
Freddie Mac, 0.427%, 2/25/2028 (i)		46,151,000	905,921
Freddie Mac, 0.249%, 4/25/2028 (i)		46,683,000	432,476
Freddie Mac, 0.252%, 5/25/2028 (i)		47,225,000	468,127
Freddie Mac, 1.915%, 4/25/2030 (i)		2,395,024	329,637
Freddie Mac, 1.985%, 4/25/2030 (i)		2,589,254	370,083

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Mortgage-Backed – continued
Freddie Mac, 1.766%, 5/25/2030 (i)		$3,408,930	$ 439,794
Freddie Mac, 1.796%, 5/25/2030 (i)		7,523,890	1,044,545
Freddie Mac, 1.436%, 6/25/2030 (i)		3,170,959	333,302
Freddie Mac, 1.704%, 8/25/2030 (i)		2,931,170	371,527
Freddie Mac, 1.263%, 9/25/2030 (i)		1,901,519	180,114
Freddie Mac, 1.172%, 11/25/2030 (i)		3,948,102	351,144
Freddie Mac, 0.423%, 1/25/2031 (i)		15,751,286	413,118
Freddie Mac, 0.625%, 3/25/2031 (i)		20,582,744	884,206
Freddie Mac, 1.039%, 7/25/2031 (i)		5,068,698	423,783
Freddie Mac, 0.536%, 9/25/2031 (i)		21,590,988	1,061,879
Freddie Mac, 4.5%, 12/01/2039 - 5/01/2042		810,012	897,166
Freddie Mac, 5%, 7/01/2041		417,928	471,498
Freddie Mac, 4%, 4/01/2044		42,810	47,084
Freddie Mac, UMBS, 3%, 6/01/2050		118,600	124,850
Freddie Mac, UMBS, 2.5%, 10/01/2051 - 12/01/2051		374,646	386,465
Ginnie Mae, 2.5%, 8/20/2051		246,710	253,776
Ginnie Mae, TBA, 3.5%, 12/15/2051		775,000	809,451
UMBS, TBA, 2%, 12/16/2036 - 12/25/2051		6,200,000	6,206,763
UMBS, TBA, 2.5%, 12/25/2036 - 12/25/2051		3,400,000	3,493,825
UMBS, TBA, 3.5%, 12/13/2051		175,000	183,982
UMBS, TBA, 3%, 12/25/2051 - 1/13/2052		2,475,000	2,568,146
UMBS, TBA, 4%, 12/25/2051		1,600,000	1,705,000
			$31,085,331
Municipals – 0.5%
Massachusetts Educational Financing Authority, Education Loan Subordinate Rev., “A”, 2.641%, 7/01/2037		$1,060,000	$ 1,078,512
Michigan Finance Authority Hospital Rev. (Trinity Health Credit Group), 3.384%, 12/01/2040		1,040,000	1,152,734
New Jersey Economic Development Authority State Pension Funding Rev., “A”, NPFG, 7.425%, 2/15/2029		890,000	1,131,145
Oklahoma Development Finance Authority, Health System Rev. (OU Medicine Project), “C”, 5.45%, 8/15/2028		742,000	837,741
State of Florida, “A”, 2.154%, 7/01/2030		1,556,000	1,563,780
			$5,763,912
Natural Gas - Distribution – 0.2%
National Grid PLC, 1.125%, 1/14/2033	GBP	1,218,000	$ 1,461,945
NiSource, Inc., 2.95%, 9/01/2029		$1,406,000	1,457,018
			$2,918,963

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Natural Gas - Pipeline – 0.3%
APT Pipelines Ltd., 0.75%, 3/15/2029	EUR	920,000	$ 1,020,533
APT Pipelines Ltd., 1.25%, 3/15/2033		1,125,000	1,237,617
APT Pipelines Ltd., 2.5%, 3/15/2036	GBP	910,000	1,205,816
			$3,463,966
Network & Telecom – 0.5%
AT&T, Inc., 3.5%, 9/15/2053		$335,000	$ 338,389
Verizon Communications, Inc., 2.1%, 3/22/2028		2,036,000	2,030,698
Verizon Communications, Inc., 2.355%, 3/15/2032 (n)		2,105,000	2,083,521
Verizon Communications, Inc., 4%, 3/22/2050		802,000	931,231
			$5,383,839
Oil Services – 0.2%
Halliburton Co., 5%, 11/15/2045		$767,000	$ 938,846
MV24 Capital B.V., 6.748%, 6/01/2034		1,587,409	1,620,348
			$2,559,194
Oils – 0.3%
Neste Oyj, 1.5%, 6/07/2024	EUR	600,000	$ 699,854
Neste Oyj, 0.75%, 3/25/2028		1,400,000	1,583,180
Valero Energy Corp., 2.8%, 12/01/2031		$1,374,000	1,352,128
			$3,635,162
Other Banks & Diversified Financials – 1.5%
Banco Industrial S.A., 4.875%, 1/29/2031		$700,000	$ 689,500
Bank Hapoalim B.M., 3.255% to 1/21/2027, FLR (CMT - 5yr. + 2.155%) to 1/21/2032 (n)		1,265,000	1,258,321
Banque Federative du Credit Mutuel S.A., 1.125%, 11/19/2031	EUR	800,000	891,502
Belfius Bank S.A., 1.25%, 4/06/2034		900,000	1,000,491
BPCE S.A., 2.5% to 11/30/2027, FLR (GBP Swap Rate - 5yr. + 1.83%) to 11/30/2032	GBP	500,000	664,516
Commercial Bank PSQC, 4.5% to 9/03/2026, FLR (CMT - 5yr. + 3.874%) to 9/03/2169		$2,500,000	2,526,530
Deutsche Bank AG, 1.875% to 12/22/2027, FLR (SONIA + 1.634%) to 12/22/2028	GBP	400,000	520,486
Deutsche Bank AG, 1.375% to 2/17/2031, FLR (EURIBOR - 3mo. + 1.5%) to 2/17/2032	EUR	700,000	795,293
Groupe BPCE S.A., 4.5%, 3/15/2025 (n)		$1,100,000	1,188,319
Groupe des Assurances du Credit Mutuel, 1.875%, 4/21/2042	EUR	800,000	909,314
Intesa Sanpaolo S.p.A., 2.625%, 3/11/2036	GBP	1,330,000	1,748,641
UBS AG, 5.125%, 5/15/2024		$379,000	406,951

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Other Banks & Diversified Financials – continued
United Overseas Bank Ltd., 2% to 10/14/2026, FLR (CMT - 5yr. + 1.23%) to 10/14/2031 (n)		$1,200,000	$ 1,195,495
Uzbek Industrial and Construction Bank, 5.75%, 12/02/2024		1,930,000	1,971,495
Virgin Money UK PLC, 5.125% to 12/11/2025, FLR (GBP Government Yield - 5yr. + 5.25%) to 12/11/2030	GBP	1,570,000	2,261,056
			$18,027,910
Pollution Control – 0.2%
GFL Environmental, Inc., 4%, 8/01/2028 (n)		$2,485,000	$ 2,410,649
Railroad & Shipping – 0.2%
Canadian Pacific Railway Co., 2.45%, 12/02/2031		$906,000	$ 917,055
Wabtec Transportation Netherlands B.V., 1.25%, 12/03/2027	EUR	1,349,000	1,547,856
			$2,464,911
Real Estate - Office – 0.2%
Corporate Office Property LP, REIT, 2.25%, 3/15/2026		$841,000	$ 851,059
Corporate Office Property LP, REIT, 2%, 1/15/2029		382,000	369,731
Corporate Office Property LP, REIT, 2.75%, 4/15/2031		946,000	948,551
			$2,169,341
Real Estate - Other – 0.3%
EPR Properties, REIT, 3.6%, 11/15/2031		$694,000	$ 695,872
Lexington Realty Trust Co., 2.7%, 9/15/2030		880,000	885,258
Sun Communities, Inc., 2.7%, 7/15/2031		438,000	438,682
W.P. Carey, Inc., REIT, 2.4%, 2/01/2031		1,717,000	1,699,122
			$3,718,934
Real Estate - Retail – 0.5%
Brixmor Operating Partnership LP, REIT, 4.05%, 7/01/2030		$1,329,000	$ 1,460,155
Hammerson Ireland Finance Designated Activity Co., 1.75%, 6/03/2027	EUR	776,000	868,815
Regency Centers Corp., 3.7%, 6/15/2030		$992,000	1,084,195
STORE Capital Corp., REIT, 2.75%, 11/18/2030		1,928,000	1,938,311
			$5,351,476
Retailers – 0.2%
Home Depot, Inc., 3%, 4/01/2026		$999,000	$ 1,063,731
Kohl's Corp., 3.375%, 5/01/2031		959,000	986,436
Nordstrom, Inc., 4.25%, 8/01/2031		597,000	571,600
			$2,621,767

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Supermarkets – 0.1%
Auchan Holding S.A., 3.25%, 7/23/2027	EUR	800,000	$ 1,020,605
Supranational – 1.4%
European Financial Stability Facility, 1.45%, 9/05/2040	EUR	2,550,000	$ 3,476,384
European Union, 0%, 7/04/2035		7,581,000	8,386,799
International Bank for Reconstruction and Development, 4.25%, 6/24/2025	AUD	590,000	461,019
West African Development Bank, 4.7%, 10/22/2031		$2,389,000	2,591,109
West African Development Bank, 2.75%, 1/22/2033	EUR	1,469,000	1,740,963
			$16,656,274
Telecommunications - Wireless – 1.4%
American Tower Corp., REIT, 2.75%, 1/15/2027		$1,954,000	$ 2,019,453
American Tower Corp., REIT, 3.8%, 8/15/2029		2,777,000	3,013,577
Cellnex Finance Co. S.A., 2%, 2/15/2033	EUR	3,600,000	3,894,912
Crown Castle International Corp., 1.35%, 7/15/2025		$558,000	552,348
Crown Castle International Corp., 3.7%, 6/15/2026		491,000	527,410
Millicom International Cellular S.A., 5.125%, 1/15/2028		720,000	739,800
Rogers Communications, Inc., 3.7%, 11/15/2049		532,000	559,222
SBA Communications Corp., 3.875%, 2/15/2027		3,415,000	3,495,517
T-Mobile USA, Inc., 3.5%, 4/15/2025		991,000	1,048,317
Vodafone Group PLC, 3.375%, 8/08/2049	GBP	550,000	860,245
			$16,710,801
Telephone Services – 0.1%
TELUS Corp., 2.85%, 11/13/2031	CAD	1,475,000	$ 1,137,855
Tobacco – 0.1%
B.A.T. International Finance PLC, 2.25%, 6/26/2028	GBP	1,011,000	$ 1,323,229
Transportation - Services – 0.9%
Abertis Infraestructuras S.A., 1.875%, 3/26/2032	EUR	900,000	$ 1,064,886
Arena Luxembourg Finance S.à r.l., 1.875%, 2/01/2028		3,460,000	3,663,739
Element Fleet Management Corp., 1.6%, 4/06/2024 (n)		$1,751,000	1,759,255
ERAC USA Finance LLC, 7%, 10/15/2037 (n)		519,000	771,041
Q-Park Holding I B.V., 2%, 3/01/2027	EUR	3,400,000	3,647,334
			$10,906,255
U.S. Government Agencies and Equivalents – 0.0%
Small Business Administration, 2.22%, 3/01/2033		$328,942	$ 334,489
U.S. Treasury Obligations – 4.4%
U.S. Treasury Bonds, 2.25%, 8/15/2049		$590,000	$ 648,608
U.S. Treasury Bonds, 2.375%, 11/15/2049 (f)		10,429,000	11,776,622
U.S. Treasury Notes, 1.125%, 8/15/2040 (f)		16,679,000	14,746,582

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
U.S. Treasury Obligations – continued
U.S. Treasury Notes, TIPS, 0.125%, 1/15/2031		$22,614,743	$ 25,289,938
			$52,461,750
Utilities - Electric Power – 2.6%
Adani Transmission Ltd., 4.25%, 5/21/2036		$1,215,500	$ 1,247,339
American Transmission Systems, Inc., 2.65%, 1/15/2032 (n)		196,000	197,992
Bruce Power LP, 2.68%, 12/21/2028	CAD	1,650,000	1,297,422
Calpine Corp., 5.125%, 3/15/2028 (n)		$2,985,000	2,955,031
Clearway Energy Operating LLC, 3.75%, 2/15/2031 (n)		3,355,000	3,316,149
ContourGlobal Power Holdings S.A., 2.75%, 1/01/2026	EUR	1,900,000	2,112,556
ContourGlobal Power Holdings S.A., 3.125%, 1/01/2028		679,000	756,578
Duke Energy Corp., 2.55%, 6/15/2031		$1,238,000	1,232,010
Enel Finance International N.V., 3.5%, 4/06/2028 (n)		505,000	545,505
Enel Finance International N.V., 0.875%, 9/28/2034	EUR	1,140,000	1,267,051
Enel S.p.A., 2.25% to 3/10/2027, FLR (EUR Swap Rate - 5yr. + 2.679%) to 3/10/2032, FLR (EUR Swap Rate - 5yr. + 2.929%) to 3/10/2047, FLR (EUR Swap Rate - 5yr. + 3.679%) to 3/10/2070		1,220,000	1,420,025
Enel S.p.A., 1.875%, 3/08/2170		1,195,000	1,310,404
Energuate Trust, 5.875%, 5/03/2027		$1,500,000	1,550,625
ENGIE Energía Chile S.A., 4.5%, 1/29/2025 (n)		1,020,000	1,088,085
ENGIE Energía Chile S.A., 4.5%, 1/29/2025		1,300,000	1,386,775
Evergy, Inc., 2.9%, 9/15/2029		1,575,000	1,639,298
Iberdrola Finanzas S.A.U., 1.575% to 11/16/2027, FLR (EUR Swap Rate - 5yr. + 1.676%) to 11/16/2032, FLR (EUR Swap Rate - 5yr. + 1.926%) to 11/16/2047, FLR (EUR Swap Rate - 5yr. + 2.676%) to 11/16/2170	EUR	500,000	563,465
Investment Energy Resources Ltd., 6.25%, 4/26/2029 (n)		$1,120,000	1,166,368
Jersey Central Power & Light Co., 2.75%, 3/01/2032 (n)		626,000	638,050
Mong Duong Finance Holdings B.V., 5.125%, 5/07/2029		1,700,000	1,640,500
Southern California Edison Co., 3.65%, 2/01/2050		598,000	641,742
Star Energy Geothermal (Wayang Windu) Ltd., 6.75%, 4/24/2033		838,700	926,931
Virginia Electric & Power Co., 3.5%, 3/15/2027		591,000	636,766
WEC Energy Group, Inc., 1.8%, 10/15/2030		1,145,000	1,088,650
			$30,625,317
Total Bonds (Identified Cost, $1,158,165,175)			$ 1,137,713,200

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Investment Companies (h) – 3.7%
Money Market Funds – 3.7%
MFS Institutional Money Market Portfolio, 0.05% (v) (Identified Cost, $44,596,165)	44,596,212	$ 44,596,212

Underlying/Expiration Date/Exercise Price	Put/Call	Counterparty	Notional Amount	Par Amount/ Number of Contracts
Purchased Options – 0.2%
Other – 0.2%
U.S. Treasury 10 yr - Interest Rate Swap - Fund pays 1.75%, Fund receives FLR (3-month LIBOR) – September 2022 (Premiums Paid, $666,050)	Put	Merrill lynch International	$ 77,000,000	$ 77,000,000	$1,796,436

Other Assets, Less Liabilities – 0.7%	8,783,696
Net Assets – 100.0%	$1,192,889,544

(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $44,596,212 and $1,139,509,636, respectively.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $263,756,036, representing 22.1% of net assets.
(p)	Payment-in-kind (PIK) security for which interest income may be received in additional securities and/or cash.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Portfolio of Investments – continued
Restricted Securities	Acquisition Date	Cost	Value
MF1 CLO Ltd., 2020-FL3, “AS”, FLR, 3.012% (LIBOR - 1mo. + 2.85%), 7/15/2035	6/12/20	$714,500	$723,868
% of Net assets			0.1%

The following abbreviations are used in this report and are defined:
AGM	Assured Guaranty Municipal
CLO	Collateralized Loan Obligation
CMT	Constant Maturity Treasury
EURIBOR	Euro Interbank Offered Rate
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
NPFG	National Public Finance Guarantee Corp.
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
SONIA	Sterling Overnight Index Average
TBA	To Be Announced
TIPS	Treasury Inflation Protected Security
UMBS	Uniform Mortgage-Backed Security
Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chilean Peso
CNH	Chinese Yuan Renminbi (Offshore)
CNY	China Yuan Renminbi
CZK	Czech Koruna
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
TWD	Taiwan Dollar
UYU	Uruguayan Peso
ZAR	South African Rand

Portfolio of Investments – continued
Derivative Contracts at 11/30/21
Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
BRL	20,401,000	USD	3,535,596	Citibank N.A.	12/02/2021	$93,281
CNH	4,500,000	USD	699,019	BNP Paribas S.A.	1/14/2022	5,216
CNH	74,703,000	USD	11,639,929	JPMorgan Chase Bank N.A.	1/14/2022	50,845
CNH	34,488,000	USD	5,378,636	JPMorgan Chase Bank N.A.	12/13/2021	34,184
EUR	11,291,462	USD	12,796,410	Goldman Sachs International	1/14/2022	31,467
JPY	966,950,035	USD	8,473,459	Deutsche Bank AG	1/14/2022	88,325
JPY	1,340,184,000	USD	11,831,594	Goldman Sachs International	1/14/2022	34,960
JPY	45,194,549	USD	397,175	UBS AG	1/14/2022	2,997
USD	9,607,059	AUD	12,887,091	Deutsche Bank AG	1/14/2022	415,324
USD	678,123	AUD	918,993	Goldman Sachs International	12/15/2021	22,920
USD	3,435,672	AUD	4,720,585	HSBC Bank	1/14/2022	68,708
USD	49,809,905	AUD	67,844,112	JPMorgan Chase Bank N.A.	12/15/2021	1,439,917
USD	17,249,757	BRL	98,638,422	BNP Paribas S.A.	3/03/2022	61,103
USD	4,060,873	BRL	22,548,000	BNP Paribas S.A.	12/02/2021	50,094
USD	17,605,675	BRL	96,491,422	Citibank N.A.	12/02/2021	442,033
USD	6,314,329	CAD	7,881,209	Deutsche Bank AG	1/14/2022	141,875
USD	11,304,146	CAD	14,000,000	Goldman Sachs International	1/14/2022	339,540
USD	627,983	CAD	790,768	Goldman Sachs International	12/15/2021	8,889
USD	29,632,220	CAD	37,315,426	JPMorgan Chase Bank N.A.	12/15/2021	417,887
USD	18,546,290	CAD	22,967,596	UBS AG	1/14/2022	558,387
USD	41,609,920	EUR	35,832,439	Deutsche Bank AG	1/14/2022	901,807
USD	4,336,230	EUR	3,738,451	Goldman Sachs International	1/14/2022	89,092
USD	127,839,180	EUR	108,074,561	Goldman Sachs International	12/15/2021	5,213,939
USD	3,707,236	EUR	3,192,648	JPMorgan Chase Bank N.A.	1/14/2022	80,168
USD	266,696,804	EUR	225,721,271	JPMorgan Chase Bank N.A.	12/15/2021	10,585,420
USD	4,041,641	EUR	3,492,041	Merrill Lynch International	1/14/2022	74,443
USD	462,646	EUR	398,444	Morgan Stanley Capital Services, Inc.	1/14/2022	9,986
USD	11,876,850	EUR	10,235,443	UBS AG	1/14/2022	248,686
USD	11,588,440	GBP	8,570,000	Credit Suisse Group	1/14/2022	180,997
USD	17,918,703	GBP	13,185,038	Deutsche Bank AG	1/14/2022	368,226
USD	1,667,274	GBP	1,204,022	Goldman Sachs International	12/15/2021	65,620
USD	5,878,371	GBP	4,361,000	JPMorgan Chase Bank N.A.	1/14/2022	73,486
USD	36,062,284	GBP	26,050,207	JPMorgan Chase Bank N.A.	12/15/2021	1,408,905
USD	1,219,305	GBP	887,325	Merrill Lynch International	1/14/2022	38,196
USD	200,010	GBP	149,371	Morgan Stanley Capital Services, Inc.	1/14/2022	1,183
USD	40,237,054	JPY	4,425,215,428	JPMorgan Chase Bank N.A.	12/15/2021	1,079,486
USD	2,228,339	KRW	2,628,214,700	Barclays Bank PLC	2/11/2022	17,858
USD	13,802,074	KRW	16,153,917,430	Goldman Sachs International	12/13/2021	206,242
USD	920,737	NOK	7,793,000	Goldman Sachs International	1/14/2022	59,404
USD	29,025,821	NOK	248,776,000	JPMorgan Chase Bank N.A.	1/14/2022	1,529,464
USD	2,123,960	NOK	18,249,000	JPMorgan Chase Bank N.A.	12/15/2021	106,428
USD	11,777,637	NZD	16,566,000	Citibank N.A.	1/14/2022	476,532

Portfolio of Investments – continued
Forward Foreign Currency Exchange Contracts - continued
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives - continued
USD	17,572,559	NZD	25,589,000	Goldman Sachs International	1/14/2022	$116,082
USD	5,390,607	NZD	7,809,000	JPMorgan Chase Bank N.A.	12/15/2021	61,634
USD	5,502,160	PLN	21,734,000	JPMorgan Chase Bank N.A.	1/14/2022	226,471
USD	2,956,674	SEK	25,832,000	Deutsche Bank AG	1/14/2022	86,468
USD	14,670,299	SEK	127,261,000	JPMorgan Chase Bank N.A.	1/14/2022	530,268
USD	17,042,591	SEK	147,769,506	JPMorgan Chase Bank N.A.	12/15/2021	644,528
USD	12,649,993	TWD	350,000,000	JPMorgan Chase Bank N.A.	2/18/2022	62,600
USD	2,669,139	ZAR	40,919,719	Brown Brothers Harriman	1/14/2022	112,375
USD	19,466,282	ZAR	282,847,411	JPMorgan Chase Bank N.A.	12/15/2021	1,715,845
						$30,679,791
Liability Derivatives
AUD	58,719,728	USD	43,008,624	Deutsche Bank AG	1/14/2022	$(1,126,695)
AUD	3,114,951	USD	2,271,518	Deutsche Bank AG	12/15/2021	(50,689)
AUD	18,947,669	USD	13,904,033	UBS AG	1/14/2022	(389,581)
BRL	98,638,422	USD	17,623,445	BNP Paribas S.A.	12/02/2021	(77,900)
CAD	18,171,679	USD	14,705,408	Brown Brothers Harriman	1/14/2022	(473,601)
CAD	8,086,387	USD	6,552,581	Morgan Stanley Capital Services, Inc.	1/14/2022	(219,435)
CAD	7,207,000	USD	5,830,623	UBS AG	1/14/2022	(186,200)
CLP	4,624,293,000	USD	5,644,889	Goldman Sachs International	2/18/2022	(104,426)
CZK	242,493,000	USD	11,144,745	JPMorgan Chase Bank N.A.	12/15/2021	(367,922)
CZK	35,099,000	USD	1,585,180	Morgan Stanley Capital Services, Inc.	1/14/2022	(26,296)
CZK	43,901,000	USD	1,983,246	UBS AG STAMFORD BRANCH	1/14/2022	(33,431)
EUR	16,579,228	USD	19,263,495	Brown Brothers Harriman	1/14/2022	(428,353)
EUR	1,500,000	USD	1,738,731	Citibank N.A.	1/14/2022	(34,628)
EUR	3,000,000	USD	3,416,715	Credit Suisse Group	1/14/2022	(8,509)
EUR	14,175,477	USD	16,269,432	Deutsche Bank AG	1/14/2022	(165,116)
EUR	1,200,000	USD	1,390,696	Goldman Sachs International	1/14/2022	(27,414)
EUR	8,478,500	USD	9,867,616	JPMorgan Chase Bank N.A.	1/14/2022	(235,458)
EUR	10,097,000	USD	11,821,481	Merrill Lynch International	1/14/2022	(350,595)
EUR	1,127,028	USD	1,305,115	Morgan Stanley Capital Services, Inc.	1/14/2022	(24,735)
EUR	15,383,067	USD	17,839,557	UBS AG	1/14/2022	(363,337)
GBP	744,111	USD	1,024,576	Brown Brothers Harriman	1/14/2022	(34,097)
GBP	15,436,210	USD	21,040,944	Deutsche Bank AG	1/14/2022	(493,957)
HUF	517,063,000	USD	1,664,028	Goldman Sachs International	1/14/2022	(57,220)
HUF	1,610,725,000	USD	5,219,121	JPMorgan Chase Bank N.A.	12/15/2021	(207,707)
HUF	582,937,000	USD	1,876,332	UBS AG	1/14/2022	(64,816)
KRW	3,636,854,000	USD	3,071,149	Barclays Bank PLC	12/13/2021	(10,216)
MXN	224,757,462	USD	10,930,673	Goldman Sachs International	12/15/2021	(479,479)
NOK	274,562,010	USD	31,677,537	Goldman Sachs International	12/15/2021	(1,323,127)
NZD	16,631,000	USD	11,675,050	Goldman Sachs International	1/14/2022	(329,602)
NZD	7,877,892	USD	5,604,679	JPMorgan Chase Bank N.A.	12/15/2021	(228,692)
PLN	21,734,000	USD	5,479,337	Goldman Sachs International	12/15/2021	(191,535)

Portfolio of Investments – continued
Forward Foreign Currency Exchange Contracts - continued
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Liability Derivatives - continued
RUB	90,734,000	USD	1,222,409	JPMorgan Chase Bank N.A.	12/15/2021	$(814)
SEK	153,081,000	USD	17,485,092	Goldman Sachs International	1/14/2022	(476,189)
TOF	387,697,000	USD	11,842,777	JPMorgan Chase Bank N.A.	2/18/2022	(359,542)
TOF	386,111,000	USD	11,810,204	JPMorgan Chase Bank N.A.	3/17/2022	(375,807)
TWD	8,524,000	USD	308,651	JPMorgan Chase Bank N.A.	2/18/2022	(2,094)
USD	266,403	CAD	340,780	Morgan Stanley Capital Services, Inc.	1/14/2022	(491)
USD	5,783,820	CNH	37,778,000	HSBC Bank	12/17/2021	(143,275)
USD	5,766,779	CNH	37,466,000	JPMorgan Chase Bank N.A.	12/13/2021	(113,432)
USD	74,318,960	CNH	483,079,000	JPMorgan Chase Bank N.A.	12/15/2021	(1,485,961)
USD	1,561,116	CNY	10,000,000	Citibank N.A.	1/14/2022	(1,854)
USD	2,028,285	EUR	1,801,848	Barclays Bank PLC	1/14/2022	(18,738)
USD	10,101,793	EUR	8,906,744	Deutsche Bank AG	1/14/2022	(16,879)
USD	330,620	EUR	293,397	Goldman Sachs International	1/14/2022	(2,699)
USD	1,009,328	EUR	899,469	UBS AG	1/14/2022	(12,531)
USD	10,533,180	JPY	1,200,000,000	Barclays Bank PLC	1/14/2022	(92,126)
USD	4,990,396	JPY	569,158,476	Deutsche Bank AG	1/14/2022	(49,173)
USD	171,429	JPY	19,462,861	Goldman Sachs International	1/14/2022	(903)
USD	7,435,842	JPY	848,575,204	HSBC Bank	1/14/2022	(77,801)
USD	7,973,597	JPY	907,579,395	Morgan Stanley Capital Services, Inc.	1/14/2022	(62,494)
USD	2,872,494	JPY	327,949,509	UBS AG	1/14/2022	(31,309)
USD	2,885,588	KRW	3,430,964,000	JPMorgan Chase Bank N.A.	12/13/2021	(2,059)
USD	1,221,173	RUB	90,733,000	Morgan Stanley Capital Services, Inc.	12/15/2021	(408)
USD	2,861,799	TWD	79,724,000	Barclays Bank PLC	1/21/2022	(5,266)
USD	8,875,278	TWD	247,070,000	JPMorgan Chase Bank N.A.	1/21/2022	(9,948)
						$(11,456,562)

Futures Contracts
Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
Long Gilt 10 yr	Long	GBP	315	$52,903,018	March – 2022	$610,572
U.S. Treasury Bond	Long	USD	44	7,133,500	March – 2022	177,859
U.S. Treasury Ultra Bond	Long	USD	59	11,833,187	March – 2022	497,592
						$1,286,023
Liability Derivatives
Interest Rate Futures
Canadian Treasury Bond 10 yr	Short	CAD	130	$14,365,181	March – 2022	$(129,651)
Euro-Bobl 5 yr	Long	EUR	498	76,527,935	December – 2021	(49,215)

Portfolio of Investments – continued
Futures Contracts - continued
Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Liability Derivatives - continued
Interest Rate Futures - continued
Euro-Bund 10 yr	Short	EUR	482	$94,223,683	December – 2021	$(53,101)
Euro-Buxl 30 yr	Short	EUR	44	10,884,275	December – 2021	(396,379)
U.S. Treasury Note 10 yr	Short	USD	62	8,110,375	March – 2022	(111,147)
U.S. Treasury Note 2 yr	Short	USD	96	20,998,500	March – 2022	(47,440)
U.S. Treasury Note 5 yr	Short	USD	317	38,483,305	March – 2022	(318,126)
U.S. Treasury Ultra Note 10 yr	Short	USD	603	88,575,047	March – 2022	(1,930,075)
						$(3,035,134)

Portfolio of Investments – continued
Uncleared Swap Agreements
Maturity Date		Notional Amount	Counterparty	Cash Flows to Receive/ Frequency	Cash Flows to Pay/ Frequency	Unrealized Appreciation (Depreciation)	Net Unamortized Upfront Payments (Receipts)	Value
Asset Derivatives
Credit Default Swaps
12/20/26	EUR	985,000	Goldman Sachs International	5.00%/Quarterly	(1)	$(1,305)	$216,970	$215,665
12/20/31	EUR	1,160,000	Barclays Bank PLC	1.00%/Quarterly	(2)	(8,024)	12,722	4,698
						$(9,329)	$229,692	$220,363
1) Fund, as protection seller, to pay notional amount upon a defined credit event Glencore Funding LLC, 1.875%, 9/13/23, a BBB+ rated bond. The fund entered into the contract to gain issuer exposure.
(2) Fund, as protection seller, to pay notional amount upon a defined credit event Daimler Finance North America LLC, 1.4%, 1/12/24, a A- rated bond. The fund entered into the contract to gain issuer exposure.
The credit ratings presented here are an indicator of the current payment/performance risk of the related swap agreement, the reference obligation for which may be either a single security or, in the case of a credit default swap index, a basket of securities issued by corporate or sovereign issuers. Ratings are assigned to each reference security, including each individual security within a reference basket of securities, utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, than the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). The ratings for a credit default swap index are calculated by MFS as a weighted average of the external credit ratings of the individual securities that compose the index’s reference basket of securities.
At November 30, 2021, the fund had cash collateral of $310,000 and other liquid securities with an aggregate value of $4,238,752 to cover any collateral or margin obligations for certain derivative contracts. Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.
See Notes to Financial Statements

Financial Statements
Statement of Assets and Liabilities
At 11/30/21
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value (identified cost, $1,158,831,225)	$1,139,509,636
Investments in affiliated issuers, at value (identified cost, $44,596,165)	44,596,212
Restricted cash for
Forward foreign currency exchange contracts	310,000
Receivables for
Forward foreign currency exchange contracts	30,679,791
Investments sold	333,583
TBA sale commitments	860,707
Fund shares sold	983,265
Interest	9,322,162
Uncleared swaps, at value (net of unamortized premiums paid, $229,692)	220,363
Total assets	$1,226,815,719
Liabilities
Payable to custodian	$47,323
Payables for
Distributions	79,847
Forward foreign currency exchange contracts	11,456,562
Net daily variation margin on open futures contracts	866,028
Investments purchased	5,135,645
TBA purchase commitments	15,946,513
Fund shares reacquired	129,109
Payable to affiliates
Investment adviser	15,488
Administrative services fee	929
Shareholder servicing costs	49,608
Distribution and service fees	414
Payable for independent Trustees' compensation	10
Accrued expenses and other liabilities	198,699
Total liabilities	$33,926,175
Net assets	$1,192,889,544
Net assets consist of
Paid-in capital	$1,179,099,462
Total distributable earnings (loss)	13,790,082
Net assets	$1,192,889,544
Shares of beneficial interest outstanding	128,582,205

Statement of Assets and Liabilities – continued
	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$21,217,744	2,274,412	$9.33
Class B	268,449	28,926	9.28
Class C	812,363	87,534	9.28
Class I	12,394,738	1,334,719	9.29
Class R1	615,005	66,264	9.28
Class R2	822,427	88,643	9.28
Class R3	565,986	60,973	9.28
Class R4	212,796	22,911	9.29
Class R6	1,155,980,036	124,617,823	9.28

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $9.74 [100 / 95.75 x $9.33]. On sales of $100,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
See Notes to Financial Statements

Financial Statements
Statement of Operations
Year ended 11/30/21
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Interest	$23,621,747
Dividends from affiliated issuers	31,625
Foreign taxes withheld	(43,157)
Total investment income	$23,610,215
Expenses
Management fee	$5,507,976
Distribution and service fees	76,777
Shareholder servicing costs	747,129
Administrative services fee	137,558
Independent Trustees' compensation	15,268
Custodian fee	184,592
Shareholder communications	15,900
Audit and tax fees	72,683
Legal fees	4,900
Miscellaneous	247,935
Total expenses	$7,010,718
Fees paid indirectly	(2,081)
Reduction of expenses by investment adviser and distributor	(520,009)
Net expenses	$6,488,628
Net investment income (loss)	$17,121,587

Statement of Operations – continued
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$6,608,011
Affiliated issuers	222
Written options	292,032
Futures contracts	5,817,171
Swap agreements	(15,177)
Forward foreign currency exchange contracts	4,553,359
Foreign currency	(713,816)
Net realized gain (loss)	$16,541,802
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(63,244,406)
Affiliated issuers	(222)
Futures contracts	(1,070,721)
Swap agreements	(9,329)
Forward foreign currency exchange contracts	18,556,121
Translation of assets and liabilities in foreign currencies	(179,408)
Net unrealized gain (loss)	$(45,947,965)
Net realized and unrealized gain (loss)	$(29,406,163)
Change in net assets from operations	$(12,284,576)
See Notes to Financial Statements

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	11/30/21	11/30/20
Change in net assets
From operations
Net investment income (loss)	$17,121,587	$9,793,561
Net realized gain (loss)	16,541,802	22,325,688
Net unrealized gain (loss)	(45,947,965)	30,021,147
Change in net assets from operations	$(12,284,576)	$62,140,396
Total distributions to shareholders	$(33,101,269)	$(13,008,507)
Change in net assets from fund share transactions	$475,958,309	$61,709,862
Total change in net assets	$430,572,464	$110,841,751
Net assets
At beginning of period	762,317,080	651,475,329
At end of period	$1,192,889,544	$762,317,080
See Notes to Financial Statements

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	11/30/21	11/30/20	11/30/19	11/30/18	11/30/17
Net asset value, beginning of period	$9.82	$9.11	$8.44	$8.97	$8.53
Income (loss) from investment operations
Net investment income (loss) (d)	$0.13	$0.10	$0.16	$0.15	$0.12
Net realized and unrealized gain (loss)	(0.28)	0.75	0.67	(0.52)	0.44
Total from investment operations	$(0.15)	$0.85	$0.83	$(0.37)	$0.56
Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.13)	$(0.16)	$(0.16)	$(0.12)
From net realized gain	(0.16)	(0.01)	—	—	—
From tax return of capital	—	—	—	—	(0.00)(w)
Total distributions declared to shareholders	$(0.34)	$(0.14)	$(0.16)	$(0.16)	$(0.12)
Net asset value, end of period (x)	$9.33	$9.82	$9.11	$8.44	$8.97
Total return (%) (r)(s)(t)(x)	(1.64)	9.55	9.91	(4.16)	6.60
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.05	1.10	1.13	1.13	1.16
Expenses after expense reductions (f)	0.99	1.04	1.05	1.05	1.05
Net investment income (loss)	1.40	1.13	1.78	1.72	1.40
Portfolio turnover	216	210	126	108	50
Net assets at end of period (000 omitted)	$21,218	$19,934	$16,487	$14,062	$12,104
See Notes to Financial Statements

Financial Highlights – continued
Class B	Year ended
	11/30/21	11/30/20	11/30/19	11/30/18	11/30/17
Net asset value, beginning of period	$9.77	$9.06	$8.40	$8.92	$8.48
Income (loss) from investment operations
Net investment income (loss) (d)	$0.06	$0.04	$0.09	$0.08	$0.06
Net realized and unrealized gain (loss)	(0.29)	0.74	0.67	(0.51)	0.43
Total from investment operations	$(0.23)	$0.78	$0.76	$(0.43)	$0.49
Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.06)	$(0.10)	$(0.09)	$(0.05)
From net realized gain	(0.16)	(0.01)	—	—	—
From tax return of capital	—	—	—	—	(0.00)(w)
Total distributions declared to shareholders	$(0.26)	$(0.07)	$(0.10)	$(0.09)	$(0.05)
Net asset value, end of period (x)	$9.28	$9.77	$9.06	$8.40	$8.92
Total return (%) (r)(s)(t)(x)	(2.40)	8.78	9.01	(4.80)	5.84
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.80	1.86	1.88	1.89	1.92
Expenses after expense reductions (f)	1.75	1.79	1.80	1.80	1.80
Net investment income (loss)	0.64	0.42	1.04	0.97	0.66
Portfolio turnover	216	210	126	108	50
Net assets at end of period (000 omitted)	$268	$373	$605	$712	$956
See Notes to Financial Statements

Financial Highlights – continued
Class C	Year ended
	11/30/21	11/30/20	11/30/19	11/30/18	11/30/17
Net asset value, beginning of period	$9.77	$9.06	$8.40	$8.92	$8.48
Income (loss) from investment operations
Net investment income (loss) (d)	$0.06	$0.04	$0.09	$0.09	$0.06
Net realized and unrealized gain (loss)	(0.29)	0.74	0.67	(0.52)	0.43
Total from investment operations	$(0.23)	$0.78	$0.76	$(0.43)	$0.49
Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.06)	$(0.10)	$(0.09)	$(0.05)
From net realized gain	(0.16)	(0.01)	—	—	—
From tax return of capital	—	—	—	—	(0.00)(w)
Total distributions declared to shareholders	$(0.26)	$(0.07)	$(0.10)	$(0.09)	$(0.05)
Net asset value, end of period (x)	$9.28	$9.77	$9.06	$8.40	$8.92
Total return (%) (r)(s)(t)(x)	(2.40)	8.78	9.01	(4.80)	5.84
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.80	1.86	1.88	1.88	1.92
Expenses after expense reductions (f)	1.75	1.79	1.80	1.80	1.80
Net investment income (loss)	0.63	0.44	1.04	0.97	0.66
Portfolio turnover	216	210	126	108	50
Net assets at end of period (000 omitted)	$812	$1,353	$2,229	$2,332	$2,086
See Notes to Financial Statements

Financial Highlights – continued
Class I	Year ended
	11/30/21	11/30/20	11/30/19	11/30/18	11/30/17
Net asset value, beginning of period	$9.78	$9.07	$8.41	$8.93	$8.48
Income (loss) from investment operations
Net investment income (loss) (d)	$0.16	$0.12	$0.18	$0.17	$0.14
Net realized and unrealized gain (loss)	(0.29)	0.76	0.66	(0.51)	0.45
Total from investment operations	$(0.13)	$0.88	$0.84	$(0.34)	$0.59
Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.16)	$(0.18)	$(0.18)	$(0.14)
From net realized gain	(0.16)	(0.01)	—	—	—
From tax return of capital	—	—	—	—	(0.00)(w)
Total distributions declared to shareholders	$(0.36)	$(0.17)	$(0.18)	$(0.18)	$(0.14)
Net asset value, end of period (x)	$9.29	$9.78	$9.07	$8.41	$8.93
Total return (%) (r)(s)(t)(x)	(1.40)	9.86	10.09	(3.83)	7.02
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.80	0.85	0.88	0.89	0.92
Expenses after expense reductions (f)	0.74	0.79	0.80	0.80	0.80
Net investment income (loss)	1.64	1.30	2.05	1.98	1.64
Portfolio turnover	216	210	126	108	50
Net assets at end of period (000 omitted)	$12,395	$9,731	$862	$1,160	$1,521
See Notes to Financial Statements

Financial Highlights – continued
Class R1	Year ended
	11/30/21	11/30/20	11/30/19	11/30/18	11/30/17
Net asset value, beginning of period	$9.77	$9.07	$8.40	$8.93	$8.48
Income (loss) from investment operations
Net investment income (loss) (d)	$0.06	$0.03	$0.09	$0.09	$0.06
Net realized and unrealized gain (loss)	(0.29)	0.75	0.68	(0.53)	0.44
Total from investment operations	$(0.23)	$0.78	$0.77	$(0.44)	$0.50
Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.07)	$(0.10)	$(0.09)	$(0.05)
From net realized gain	(0.16)	(0.01)	—	—	—
From tax return of capital	—	—	—	—	(0.00)(w)
Total distributions declared to shareholders	$(0.26)	$(0.08)	$(0.10)	$(0.09)	$(0.05)
Net asset value, end of period (x)	$9.28	$9.77	$9.07	$8.40	$8.93
Total return (%) (r)(s)(t)(x)	(2.40)	8.66	9.13	(4.90)	5.96
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.80	1.85	1.88	1.88	1.92
Expenses after expense reductions (f)	1.74	1.79	1.80	1.80	1.80
Net investment income (loss)	0.65	0.33	1.03	0.99	0.66
Portfolio turnover	216	210	126	108	50
Net assets at end of period (000 omitted)	$615	$494	$243	$214	$75
See Notes to Financial Statements

Financial Highlights – continued
Class R2	Year ended
	11/30/21	11/30/20	11/30/19	11/30/18	11/30/17
Net asset value, beginning of period	$9.77	$9.06	$8.39	$8.92	$8.48
Income (loss) from investment operations
Net investment income (loss) (d)	$0.11	$0.07	$0.14	$0.13	$0.10
Net realized and unrealized gain (loss)	(0.29)	0.76	0.67	(0.52)	0.44
Total from investment operations	$(0.18)	$0.83	$0.81	$(0.39)	$0.54
Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.11)	$(0.14)	$(0.14)	$(0.10)
From net realized gain	(0.16)	(0.01)	—	—	—
From tax return of capital	—	—	—	—	(0.00)(w)
Total distributions declared to shareholders	$(0.31)	$(0.12)	$(0.14)	$(0.14)	$(0.10)
Net asset value, end of period (x)	$9.28	$9.77	$9.06	$8.39	$8.92
Total return (%) (r)(s)(t)(x)	(1.91)	9.32	9.68	(4.43)	6.37
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.30	1.35	1.38	1.39	1.41
Expenses after expense reductions (f)	1.24	1.29	1.30	1.30	1.30
Net investment income (loss)	1.16	0.79	1.53	1.47	1.14
Portfolio turnover	216	210	126	108	50
Net assets at end of period (000 omitted)	$822	$621	$240	$208	$268
See Notes to Financial Statements

Financial Highlights – continued
Class R3	Year ended
	11/30/21	11/30/20	11/30/19	11/30/18	11/30/17
Net asset value, beginning of period	$9.77	$9.07	$8.40	$8.93	$8.49
Income (loss) from investment operations
Net investment income (loss) (d)	$0.13	$0.10	$0.16	$0.15	$0.12
Net realized and unrealized gain (loss)	(0.28)	0.75	0.67	(0.52)	0.44
Total from investment operations	$(0.15)	$0.85	$0.83	$(0.37)	$0.56
Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.14)	$(0.16)	$(0.16)	$(0.12)
From net realized gain	(0.16)	(0.01)	—	—	—
From tax return of capital	—	—	—	—	(0.00)(w)
Total distributions declared to shareholders	$(0.34)	$(0.15)	$(0.16)	$(0.16)	$(0.12)
Net asset value, end of period (x)	$9.28	$9.77	$9.07	$8.40	$8.93
Total return (%) (r)(s)(t)(x)	(1.66)	9.47	9.94	(4.18)	6.63
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.05	1.10	1.13	1.14	1.16
Expenses after expense reductions (f)	1.00	1.04	1.05	1.05	1.05
Net investment income (loss)	1.39	1.02	1.80	1.73	1.41
Portfolio turnover	216	210	126	108	50
Net assets at end of period (000 omitted)	$566	$510	$60	$71	$88
See Notes to Financial Statements

Financial Highlights – continued
Class R4	Year ended
	11/30/21	11/30/20	11/30/19	11/30/18	11/30/17
Net asset value, beginning of period	$9.77	$9.07	$8.40	$8.93	$8.49
Income (loss) from investment operations
Net investment income (loss) (d)	$0.15	$0.12	$0.18	$0.17	$0.14
Net realized and unrealized gain (loss)	(0.27)	0.75	0.67	(0.52)	0.44
Total from investment operations	$(0.12)	$0.87	$0.85	$(0.35)	$0.58
Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.16)	$(0.18)	$(0.18)	$(0.14)
From net realized gain	(0.16)	(0.01)	—	—	—
From tax return of capital	—	—	—	—	(0.00)(w)
Total distributions declared to shareholders	$(0.36)	$(0.17)	$(0.18)	$(0.18)	$(0.14)
Net asset value, end of period (x)	$9.29	$9.77	$9.07	$8.40	$8.93
Total return (%) (r)(s)(t)(x)	(1.30)	9.74	10.22	(3.95)	6.89
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.81	0.84	0.88	0.88	0.91
Expenses after expense reductions (f)	0.76	0.79	0.80	0.80	0.80
Net investment income (loss)	1.61	1.33	2.03	1.96	1.66
Portfolio turnover	216	210	126	108	50
Net assets at end of period (000 omitted)	$213	$557	$77	$53	$55
See Notes to Financial Statements

Financial Highlights – continued
Class R6	Year ended
	11/30/21	11/30/20	11/30/19	11/30/18	11/30/17
Net asset value, beginning of period	$9.76	$9.06	$8.39	$8.92	$8.48
Income (loss) from investment operations
Net investment income (loss) (d)	$0.17	$0.13	$0.19	$0.18	$0.16
Net realized and unrealized gain (loss)	(0.28)	0.75	0.67	(0.52)	0.43
Total from investment operations	$(0.11)	$0.88	$0.86	$(0.34)	$0.59
Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.17)	$(0.19)	$(0.19)	$(0.15)
From net realized gain	(0.16)	(0.01)	—	—	—
From tax return of capital	—	—	—	—	(0.00)(w)
Total distributions declared to shareholders	$(0.37)	$(0.18)	$(0.19)	$(0.19)	$(0.15)
Net asset value, end of period (x)	$9.28	$9.76	$9.06	$8.39	$8.92
Total return (%) (r)(s)(t)(x)	(1.22)	9.84	10.33	(3.84)	7.03
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.70	0.77	0.78	0.78	0.79
Expenses after expense reductions (f)	0.65	0.71	0.70	0.69	0.67
Net investment income (loss)	1.75	1.46	2.13	2.07	1.78
Portfolio turnover	216	210	126	108	50
Net assets at end of period (000 omitted)	$1,155,980	$728,743	$630,673	$601,381	$634,630

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements

Notes to Financial Statements
(1) Business and Organization
MFS Global Opportunistic Bond Fund (the fund) (formerly MFS Global Bond Fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, accounting, and auditing systems, and greater political, social, and economic instability than developed markets.
The fund may invest between 25% and 35% of its total assets in the securities of issuers in any particular industry if, at the time of investment, that industry represents 20% or more of the global bond market, as a whole, as measured by an index determined by MFS to be an appropriate measure of the global bond market. At November 30, 2021, the fund did not have more than 25% of its assets invested in any one industry.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is

Notes to Financial Statements  - continued
subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. For put options, the position may be valued at the last daily ask quotation if there are no trades reported during the day. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service.
Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service.
Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued using valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities

Notes to Financial Statements  - continued
in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts, forward foreign currency exchange contracts, and swap agreements. The following is a summary of the levels used as of November 30, 2021 in valuing the fund's assets and liabilities:

Notes to Financial Statements  - continued
Financial Instruments	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agencies & Equivalents	$—	$54,592,675	$—	$54,592,675
Non - U.S. Sovereign Debt	—	499,703,845	—	499,703,845
Municipal Bonds	—	5,763,912	—	5,763,912
U.S. Corporate Bonds	—	238,768,306	—	238,768,306
Residential Mortgage-Backed Securities	—	31,085,331	—	31,085,331
Commercial Mortgage-Backed Securities	—	54,104,069	—	54,104,069
Asset-Backed Securities (including CDOs)	—	27,788,471	—	27,788,471
Foreign Bonds	—	227,703,027	—	227,703,027
Mutual Funds	44,596,212	—	—	44,596,212
Total	$44,596,212	$1,139,509,636	$—	$1,184,105,848
Other Financial Instruments
Futures Contracts – Assets	$1,286,023	$—	$—	$1,286,023
Futures Contracts – Liabilities	(3,035,134)	—	—	(3,035,134)
Forward Foreign Currency Exchange Contracts – Assets	—	30,679,791	—	30,679,791
Forward Foreign Currency Exchange Contracts – Liabilities	—	(11,456,562)	—	(11,456,562)
Swap Agreements – Assets	—	220,363	—	220,363
For further information regarding security characteristics, see the Portfolio of Investments.
Inflation-Adjusted Debt Securities — The fund invests in inflation-adjusted debt securities issued by the U.S. Treasury. The principal value of these debt securities is adjusted through income according to changes in the Consumer Price Index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Notes to Financial Statements  - continued
Derivatives — The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.
The derivative instruments used by the fund during the period were written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. Depending on the type of derivative, a fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund's period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.
The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at November 30, 2021 as reported in the Statement of Assets and Liabilities:
		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Futures Contracts	$1,286,023	$(3,035,134)
Interest Rate	Purchased Option Contracts	1,796,436	—
Foreign Exchange	Forward Foreign Currency Exchange Contracts	30,679,791	(11,456,562)
Credit	Uncleared Swap Agreements	220,363	—
Total		$33,982,613	$(14,491,696)
(a)	The value of purchased options outstanding is included in investments in unaffiliated issuers, at value, within the Statement of Assets and Liabilities. Values presented in this table for futures contracts correspond to the values reported in the Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the Statement of Assets and Liabilities.
The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended November 30, 2021 as reported in the Statement of Operations:
Risk	Futures Contracts	Swap Agreements	Forward Foreign Currency Exchange Contracts	Unaffiliated Issuers (Purchased Options)	Written Options
Interest Rate	$5,817,171	$ —	$ —	$(710,575)	$ —
Foreign Exchange	—	—	4,553,359	—	—
Credit	—	(15,177)	—	—	292,032
Total	$5,817,171	$(15,177)	$4,553,359	$(710,575)	$292,032

Notes to Financial Statements  - continued
The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended November 30, 2021 as reported in the Statement of Operations:
Risk	Futures Contracts	Swap Agreements	Forward Foreign Currency Exchange Contracts	Unaffiliated Issuers (Purchased Options)
Interest Rate	$(1,070,722)	$ —	$ —	$1,013,062
Foreign Exchange	—	—	18,556,121	—
Credit	—	(9,329)	—	—
Total	$(1,070,722)	$(9,329)	$18,556,121	$1,013,062
Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund's custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund's collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

Notes to Financial Statements  - continued
The following table presents the fund's derivative assets and liabilities (by type) on a gross basis as of November 30, 2021:
Gross Amounts of:	Derivative Assets	Derivative Liabilities
Futures Contracts (a)	$—	$866,028
Swaps, at value	220,363	—
Forward Foreign Currency Exchange Contracts	30,679,791	11,456,562
Purchased Options	1,796,436	—
Total Gross Amount of Derivative Assets and Liabilities Presented in the Statement of Assets & Liabilities	$32,696,590	$12,322,590
Less: Derivatives Assets and Liabilities Not Subject to a Master Netting Agreement or Similar Arrangement	—	866,028
Total Gross Amount of Derivative Assets and Liabilities Subject to a Master Netting Agreement or Similar Arrangement	$32,696,590	$11,456,562
(a) The amount presented here represents the fund's current day net variation margin for futures contracts. This amount, which is recognized within the fund's Statement of Assets and Liabilities, differs from the fair value of the futures contracts which is presented in the tables that follow the fund's Portfolio of Investments.

Notes to Financial Statements  - continued
The following table presents (by counterparty) the fund's derivative assets net of amounts available for offset under Master Netting Agreements (or similar arrangements) and net of the related collateral held by the fund at November 30, 2021:
		Amounts Not Offset in the Statement of Assets & Liabilities
	Gross Amount of Derivative Assets Subject to a Master Netting Agreement (or Similar Arrangement) by Counterparty	Financial Instruments Available for Offset	Financial Instruments Collateral Received (b)	Cash Collateral Received (b)	Net Amount of Derivative Assets by Counterparty
Barclays Bank PLC	$22,556	$(22,556)	$—	$—	$—
BNP Paribas S.A.	116,413	(77,900)	—	—	38,513
Brown Brothers Harriman	112,375	(112,375)	—	—	—
Citibank N.A.	1,011,846	(36,482)	—	(960,000)	15,364
Credit Suisse Group	180,997	(8,509)	—	—	172,488
Deutsche Bank AG	2,002,025	(1,902,509)	—	(99,516)	—
Goldman Sachs International	6,403,820	(2,992,594)	—	(3,411,226)	—
HSBC Bank	68,708	(68,708)	—	—	—
JPMorgan Chase Bank N.A.	20,047,536	(3,389,436)	(16,417,114)	(240,986)	—
Merrill Lynch International	1,909,075	(350,595)	—	(1,558,480)	—
Morgan Stanley Capital Services, Inc.	11,169	(11,169)	—	—	—
UBS AG	810,070	(810,070)	—	—	—
Total	$32,696,590	$(9,782,903)	$(16,417,114)	$(6,270,208)	$226,365

Notes to Financial Statements  - continued
The following table presents (by counterparty) the fund's derivative liabilities net of amounts available for offset under Master Netting Agreements (or similar arrangements) and net of the related collateral pledged by the fund at November 30, 2021:
		Amounts Not Offset in the Statement of Assets & Liabilities
	Gross Amount of Derivative Liabilities Subject to a Master Netting Agreement (or Similar Arrangement) by Counterparty	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged (b)	Cash Collateral Pledged (b)	Net Amount of Derivative Liabilities by Counterparty
Barclays Bank PLC	$126,346	$(22,556)	$—	$—	$103,790
BNP Paribas S.A.	77,900	(77,900)	—	—	—
Brown Brothers Harriman	936,051	(112,375)	—	—	823,676
Citibank N.A.	36,482	(36,482)	—	—	—
Credit Suisse Group	8,509	(8,509)	—	—	—
Deutsche Bank AG	1,902,509	(1,902,509)	—	—	—
Goldman Sachs International	2,992,594	(2,992,594)	—	—	—
HSBC Bank	221,076	(68,708)	—	—	152,368
JPMorgan Chase Bank N.A.	3,389,436	(3,389,436)	—	—	—
Merrill Lynch International	350,595	(350,595)	—	—	—
Morgan Stanley Capital Services, Inc.	333,859	(11,169)	—	(310,000)	12,690
UBS AG	1,081,205	(810,070)	—	—	271,135
Total	$11,456,562	$(9,782,903)	$	$(310,000)	$1,363,659
(b)	The amount presented here may be less than the total amount of collateral (received)/pledged as the excess collateral (received)/pledged is not shown for purposes of this presentation.
Written Options — In exchange for a premium, the fund wrote call options on securities for which it anticipated the price would decline and also wrote put options on securities for which it anticipated the price would increase. At the time the option was written, the fund believed the premium received exceeded the potential loss that could result from adverse price changes in the options’ underlying securities. In a written option, the fund as the option writer grants the buyer the right to purchase from, or sell to, the fund a specified number of shares or units of a particular security, currency or index at a specified price within a specified period of time.
The premium received is initially recorded as a liability in the Statement of Assets and Liabilities. The option is subsequently marked-to-market daily with the difference between the premium received and the market value of the written option being recorded as unrealized appreciation or depreciation. When a written option expires, the fund realizes a gain equal to the amount of the premium received. The difference

Notes to Financial Statements  - continued
between the premium received and the amount paid on effecting a closing transaction is considered a realized gain or loss. When a written call option is exercised, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund.
At the initiation of the written option contract, for exchange traded options, the fund is required to deposit securities or cash as collateral with the custodian for the benefit of the broker or directly with the clearing broker, based on the type of option. For uncleared options, the fund may post collateral subject to the terms of an ISDA Master Agreement as generally described above if the market value of the options contract moves against it. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. Losses from writing options can exceed the premium received and can exceed the potential loss from an ordinary buy and sell transaction. Although the fund’s market risk may be significant, the maximum counterparty credit risk to the fund is equal to the market value of any collateral posted to the broker. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above.
Purchased Options — The fund purchased call and put options for a premium. Purchased call and put options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund's exposure to an underlying instrument.
The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument purchased. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.
Whether or not the option is exercised, the fund's maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.
Futures Contracts — The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Notes to Financial Statements  - continued
Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.
The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.
Forward Foreign Currency Exchange Contracts — The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.
Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.
Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.
Swap Agreements — During the period the fund entered into swap agreements. Swap agreements generally involve a periodic exchange of cash payments on a net basis, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. Certain swap agreements may be entered into as a bilateral contract (“uncleared swaps”) while others are required to be centrally cleared (“cleared swaps”). In a cleared swap transaction, the ultimate counterparty to the transaction is a clearinghouse (the “clearinghouse”). The contract is transferred and accepted by the

Notes to Financial Statements  - continued
clearinghouse immediately following execution of the swap contract with an executing broker. Thereafter, throughout the term of the cleared swap, the fund interfaces indirectly with the clearinghouse through a clearing broker and has counterparty risk to the clearing broker as well.
Both cleared and uncleared swap agreements are marked to market daily. The value of uncleared swap agreements is reported in the Statement of Assets and Liabilities as “Uncleared swaps, at value” which includes any related interest accruals to be paid or received by the fund. For cleared swaps, payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the cleared swap, such that only the current day net receivable or payable for variation margin is reported in the Statement of Assets and Liabilities.
For both cleared and uncleared swaps, the periodic exchange of net cash payments, at specified intervals or upon the occurrence of specified events as stipulated by the agreement, is recorded as realized gain or loss on swap agreements in the Statement of Operations. Premiums paid or received at the inception of the agreements are amortized using the effective interest method over the term of the agreement as realized gain or loss on swap agreements in the Statement of Operations. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap agreements in the Statement of Operations. The change in unrealized appreciation or depreciation on swap agreements in the Statement of Operations reflects the aggregate change over the reporting period in the value of swaps net of any unamortized premiums paid or received.
Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. The fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract's remaining life, to the extent that the amount is positive. To address counterparty risk, uncleared swap agreements are limited to only highly-rated counterparties. Risk is further reduced by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement. The fund's counterparty risk due to cleared swaps is mitigated by the fact that the clearinghouse is the true counterparty to the transaction and the regulatory requirement safeguards in the event of a clearing broker bankruptcy.
The fund entered into credit default swap agreements in order to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. In a credit default swap agreement, the protection buyer can make an upfront payment and will make a stream of payments to the protection seller based on a fixed percentage applied to the agreement notional amount in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation (which may be either a single security or a basket of securities issued by corporate or sovereign issuers) and, with respect to the cases where physical settlement applies, the delivery by the buyer to the seller of a defined deliverable obligation. Although agreement-specific, credit events generally consist of a combination of the following: bankruptcy, failure to

Notes to Financial Statements  - continued
pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium, each as defined in the 2003 ISDA Credit Derivatives Definitions as amended by the relevant agreement. Restructuring is generally not applicable when the reference obligation is issued by a North American corporation and obligation acceleration, obligation default, or repudiation/moratorium are generally only applicable when the reference obligation is issued by a sovereign entity or an entity in an emerging country. Upon determination of the final price for the deliverable obligation (or upon delivery of the deliverable obligation in the case of physical settlement), the difference between the value of the deliverable obligation and the swap agreement’s notional amount is recorded as realized gain or loss on swap agreements in the Statement of Operations.
Credit default swap agreements are considered to have credit-risk-related contingent features since they trigger payment by the protection seller to the protection buyer upon the occurrence of a defined credit event. The aggregate fair value of credit default swap agreements in a net liability position as of November 30, 2021 is disclosed in the footnotes to the Portfolio of Investments. The maximum amount of future, undiscounted payments that the fund, as protection seller, could be required to make is equal to the swap agreement’s notional amount. The protection seller’s payment obligation would be offset to the extent of the value of the agreement’s deliverable obligation. If a defined credit event had occurred as of November 30, 2021, the swap agreement’s credit-risk-related contingent features would have been triggered and, for those swap agreements in a net liability position for which the fund is the protection seller, the fund in order to settle these swap agreements would have been required to either (1) pay the swap agreement’s notional value of EUR 2,145,000 less the value of the agreements’ related deliverable obligations as decided through an auction or (2) pay the notional value of the swap agreements in return for physical receipt of the deliverable obligations. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the agreement.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Some securities may be purchased or sold on an extended settlement basis, which means that the receipt or delivery of the securities by the fund and related payments occur at a future date, usually beyond the customary settlement period.
Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

Notes to Financial Statements  - continued
Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted upward or downward based on the rate of inflation. Interest is accrued based on the principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond is generally recorded as an increase or decrease in interest income, respectively, even though the adjusted principal is not received until maturity.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
The fund may purchase or sell mortgage-backed securities on a “To Be Announced” (TBA) basis. A TBA transaction is subject to extended settlement and typically does not designate the actual security to be delivered, but instead includes an approximate principal amount. The price of the TBA security and the date that it will be settled are fixed at the time the transaction is negotiated. The value of the security varies with market fluctuations and no interest accrues to the fund until settlement takes place. TBA purchase and sale commitments are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy and included in TBA purchase and TBA sale commitments in the Statement of Assets and Liabilities. Losses may arise as a result of changes in the value of the TBA investment prior to settlement date or due to counterparty non-performance. At the time that it enters into a TBA transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments.
The fund may also enter into mortgage dollar rolls, typically TBA dollar rolls, in which the fund sells TBA mortgage-backed securities to financial institutions and simultaneously agrees to repurchase similar (same issuer, type and coupon) securities at a later date at an agreed-upon price. During the period between the sale and repurchase, the fund will not be entitled to receive interest and principal payments on the securities sold. The fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. Dollar roll transactions involve the risk that the market value of the securities that the fund is required to purchase may decline below the agreed upon repurchase price of those securities.
To mitigate the counterparty credit risk on TBA transactions, mortgage dollar rolls, and other types of forward settling mortgage-backed and asset-backed security transactions, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Notes to Financial Statements  - continued
For mortgage-backed and asset-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and an amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund's collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.
Fees Paid Indirectly — The fund's custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended November 30, 2021, is shown as a reduction of total expenses in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to amortization and accretion of debt securities, wash sale loss deferrals, straddle loss deferrals, and derivative transactions.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 11/30/21	Year ended 11/30/20
Ordinary income (including any short-term capital gains)	$28,501,026	$13,008,507
Long-term capital gains	4,600,243	—
Total distributions	$33,101,269	$13,008,507

Notes to Financial Statements  - continued
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 11/30/21
Cost of investments	$1,229,182,467
Gross appreciation	10,307,105
Gross depreciation	(37,689,243)
Net unrealized appreciation (depreciation)	$ (27,382,138)
Undistributed ordinary income	17,314,976
Undistributed long-term capital gain	25,712,081
Other temporary differences	(1,854,837)
Total distributable earnings (loss)	$ 13,790,082
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund's income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund's realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 11/30/21	Year ended 11/30/20
Class A	$718,005	$278,662
Class B	9,688	4,614
Class C	33,968	19,884
Class I	407,919	96,024
Class R1	15,115	2,310
Class R2	21,030	4,484
Class R3	17,585	3,712
Class R4	17,735	1,739
Class R6	31,860,224	12,597,078
Total	$33,101,269	$13,008,507
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. For the period from December 1, 2020 through April 30, 2021, the management fee was computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.60%
In excess of $1 billion	0.55%

Notes to Financial Statements  - continued
Effective May 1, 2021, the management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets.
Up to $1 billion	0.55%
In excess of $1 billion and up to $2.5 billion	0.45%
In excess of $2.5 billion	0.425%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. For the year ended November 30, 2021, this management fee reduction amounted to $123,619, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended November 30, 2021 was equivalent to an annual effective rate of 0.55% of the fund’s average daily net assets.
For the period from December 1, 2020 through April 30, 2021, the investment adviser had agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses such that total fund operating expenses did not exceed the following rates annually of each class’s average daily net assets:
				Classes
A	B	C	I	R1	R2	R3	R4	R6
1.03%	1.78%	1.78%	0.78%	1.78%	1.28%	1.03%	0.78%	0.72%
This written agreement terminated on April 30, 2021. For the period from December 1, 2020 through April 30, 2021, this reduction amounted to $141,185, which is included in the reduction of total expenses in the Statement of Operations.
Effective May 1, 2021, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:
				Classes
A	B	C	I	R1	R2	R3	R4	R6
0.97%	1.72%	1.72%	0.72%	1.72%	1.22%	0.97%	0.72%	0.64%
This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until March 31, 2023. For the period from May 1, 2021 through November 30, 2021, this reduction amounted to $255,199, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $899 for the year ended November 30, 2021, as its portion of the initial sales charge on sales of Class A shares of the fund.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

Notes to Financial Statements  - continued
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 53,063
Class B	0.75%	0.25%	1.00%	1.00%	3,172
Class C	0.75%	0.25%	1.00%	1.00%	9,763
Class R1	0.75%	0.25%	1.00%	1.00%	5,852
Class R2	0.25%	0.25%	0.50%	0.50%	3,642
Class R3	—	0.25%	0.25%	0.25%	1,285
Total Distribution and Service Fees					$76,777
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended November 30, 2021 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. For the year ended November 30, 2021, this rebate amounted to $5 and $1 for Class A and Class C, respectively, and is included in the reduction of total expenses in the Statement of Operations.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended November 30, 2021, were as follows:
Amount
Class A	$2,492
Class B	3
Class C	619
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended November 30, 2021, the fee was $15,007, which equated to 0.0015% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing

Notes to Financial Statements  - continued
costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended November 30, 2021, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $51,849.
Under a Special Servicing Agreement among MFS, certain MFS funds which invest in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-fund’s transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-fund. For the period from December 1, 2020 through September 29, 2021, these costs for the fund amounted to $680,273 and are included in “Shareholder servicing costs” in the Statement of Operations. Effective September 30, 2021, the Special Servicing Agreement terminated and the fund no longer participates in the agreement.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended November 30, 2021 was equivalent to an annual effective rate of 0.0140% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended November 30, 2021, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $12,973,204 and $14,554,829, respectively. The sales transactions resulted in net realized gains (losses) of $442,849.

Notes to Financial Statements  - continued
(4) Portfolio Securities
For the year ended November 30, 2021, purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:
	Purchases	Sales
U.S. Government securities	$475,457,298	$483,040,222
Non-U.S. Government securities	2,004,739,330	1,536,126,902
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 11/30/21		Year ended 11/30/20
	Shares	Amount	Shares	Amount
Shares sold
Class A	652,705	$6,235,880	720,562	$6,727,365
Class B	4,350	41,051	1,420	12,907
Class C	26,461	251,757	126,775	1,158,552
Class I	909,468	8,600,174	1,027,828	9,469,145
Class R1	14,748	141,455	24,404	228,310
Class R2	38,261	363,390	64,883	603,936
Class R3	37,269	352,205	46,276	426,351
Class R4	7,254	68,638	50,052	483,635
Class R6	48,251,772	454,004,087	13,818,424	128,450,718
	49,942,288	$470,058,637	15,880,624	$147,560,919
Shares issued to shareholders in reinvestment of distributions
Class A	73,303	$707,884	29,827	$275,932
Class B	999	9,663	505	4,602
Class C	3,339	32,340	1,925	17,517
Class I	42,082	403,688	10,295	95,615
Class R1	1,564	15,115	252	2,310
Class R2	2,188	21,027	482	4,484
Class R3	1,829	17,581	398	3,712
Class R4	1,800	17,377	187	1,739
Class R6	3,261,947	31,222,711	1,365,196	12,580,497
	3,389,051	$32,447,386	1,409,067	$12,986,408

Notes to Financial Statements  - continued
	Year ended 11/30/21		Year ended 11/30/20
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(481,827)	$(4,592,886)	(530,272)	$(4,917,376)
Class B	(14,626)	(138,858)	(30,457)	(277,560)
Class C	(80,788)	(771,444)	(236,183)	(2,173,737)
Class I	(612,364)	(5,768,011)	(137,652)	(1,269,314)
Class R1	(619)	(5,921)	(857)	(8,126)
Class R2	(15,427)	(145,270)	(28,200)	(268,638)
Class R3	(30,284)	(285,175)	(1,143)	(10,722)
Class R4	(43,200)	(406,651)	(1,634)	(15,558)
Class R6	(1,526,656)	(14,433,498)	(10,178,527)	(89,896,434)
	(2,805,791)	$(26,547,714)	(11,144,925)	$(98,837,465)
Net change
Class A	244,181	$2,350,878	220,117	$2,085,921
Class B	(9,277)	(88,144)	(28,532)	(260,051)
Class C	(50,988)	(487,347)	(107,483)	(997,668)
Class I	339,186	3,235,851	900,471	8,295,446
Class R1	15,693	150,649	23,799	222,494
Class R2	25,022	239,147	37,165	339,782
Class R3	8,814	84,611	45,531	419,341
Class R4	(34,146)	(320,636)	48,605	469,816
Class R6	49,987,063	470,793,300	5,005,093	51,134,781
	50,525,548	$475,958,309	6,144,766	$61,709,862
Effective June 1, 2019, purchases of the fund’s Class B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Fund, the MFS Conservative Allocation Fund, the MFS Growth Allocation Fund, the MFS Lifetime Income Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2020 Fund, and the Lifetime 2035 Fund were the owners of record of approximately 31%, 27%, 17%, 4%, 4%, 3%, 2%, and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2040 Fund and the MFS Lifetime 2045 were the owner of record of less than 1% of the value of outstanding voting shares of the fund.
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs.

Notes to Financial Statements  - continued
Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended November 30, 2021, the fund’s commitment fee and interest expense were $3,220 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$49,377,293	$1,083,717,350	$1,088,498,431	$222	$(222)	$44,596,212

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$31,625	$—
(8) Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. Multiple surges in cases globally, the availability and widespread adoption of vaccines, and the emergence of variant strains of the virus continue to create uncertainty as to the future and long-term impacts resulting from the pandemic including impacts to the prices and liquidity of the fund's investments and the fund's performance.
(9) LIBOR Transition
Certain of the fund's investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund may be based on reference interest rates such as the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may

Notes to Financial Statements  - continued
result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to disregard the GAAP accounting requirements around certain contract modifications resulting from the LIBOR transition such that for contracts considered in scope, the fund can account for those modified contracts as a continuation of the existing contracts. While the cessation of the one-week and two-month U.S. dollar LIBOR tenors along with certain other non-U.S. dollar denominated LIBOR settings at December 31, 2021 did not have a material impact on the fund, management is still evaluating the impact to the fund of the June 30, 2023 planned discontinuation of the more commonly used U.S. dollar LIBOR settings.

Report of Independent Registered Public Accounting Firm
To the Shareholders of MFS Global Opportunistic Bond Fund and the Board of Trustees of MFS Series Trust X
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MFS Global Opportunistic Bond Fund (the “Fund”) (formerly MFS Global Bond Fund) (one of the funds constituting MFS Series Trust X (the “Trust”)), including the portfolio of investments, as of November 30, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust X) at November 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Report of Independent Registered Public Accounting Firm – continued
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more MFS investment companies since 1993.
Boston, Massachusetts
January 14, 2022

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of January 1, 2022, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Michael W. Roberge (k) (age 55)	Trustee	January 2021	135	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 67)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A
Steven E. Buller (age 70)	Trustee	February 2014	135	Private investor	N/A
John A. Caroselli (age 67)	Trustee	March 2017	135	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 66)	Trustee	January 2009	135	Private investor	N/A
Peter D. Jones (age 66)	Trustee	January 2019	135	Private investor	N/A
James W. Kilman, Jr. (age 60)	Trustee	January 2019	135	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 65)	Trustee	March 2017	135	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 65)	Trustee	May 2014	135	Private investor	N/A
Laurie J. Thomsen (age 64)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 53)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 54)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
Thomas H. Connors (k) (age 62)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
David L. DiLorenzo (k) (age 53)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 54)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Brian E. Langenfeld (k) (age 48)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 51)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Martin J. Wolin (k) (age 54)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer
James O. Yost (k) (age 61)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Trustees and Officers - continued
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116

Portfolio Manager(s)
Ward Brown Philipp Burgener David Cole Pilar Gomez-Bravo Andy Li Henry Peabody Matt Ryan Michael Skatrud Robert Spector Erik Weisman

Board Review of Investment Advisory Agreement
MFS Global Opportunistic Bond Fund
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2021 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2020 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii)

Board Review of Investment Advisory Agreement - continued
information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class I shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2020, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class I shares was in the 2nd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class I shares was in the 1st quintile for each of the one- and three-year periods ended December 31, 2020 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In addition to considering the performance information provided in connection with the contract review meetings, the Trustees noted that, in light of the Fund’s substandard relative performance at the time of their contract review meetings in 2020, they had met at each of their regular meetings since then with MFS’ senior investment management personnel to discuss the Fund’s performance and MFS’ efforts to improve the Fund’s performance. The Trustees further noted that the Fund’s five-year performance as compared to its Broadridge performance universe improved for the period ended December 31, 2020, as compared to the prior year. Taking this information into account, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class I shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an

Board Review of Investment Advisory Agreement - continued
expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was approximately at the Broadridge expense group median and the Fund’s total expense ratio was higher than the Broadridge expense group median. The Trustees also noted that MFS further reduced the expense limitation for the Fund effective May 1, 2021, which may not be changed without the Trustees’ approval.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. They also noted that MFS implemented an additional contractual breakpoint that reduces its advisory fee rate on the Fund’s average daily net assets over $2.5 billion effective May 1, 2021. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel

Board Review of Investment Advisory Agreement - continued
and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2021.

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2021 income tax forms in January 2022. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates $5,216,000 as capital gain dividends paid during the fiscal year.
The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Item 1(b):

Not applicable.

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the “Code”) pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in the Code that relates to an element of the Code’s definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, James Kilman, and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller, Kilman, and Otis and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Ernst & Young LLP (“E&Y”) to serve as independent accountants to the Registrant (hereinafter the “Registrant” or the “Fund”). The tables below set forth the audit fees billed to the Fund as well as fees for non-audit services provided to the Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended November 30, 2021 and 2020, audit fees billed to the Fund by E&Y were as follows:

	Audit Fees
	2021	2020
Fees billed by E&Y:
MFS Global Opportunistic Bond Fund	58,224	57,432

For the fiscal years ended November 30, 2021 and 2020, fees billed by E&Y for audit-related, tax and other services provided to the Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2021	2020	2021	2020	2021	2020
Fees billed by E&Y:
To MFS Global Opportunistic Bond Fund	0	0	10,891	10,744	1,024	1,651

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2021	2020	2021	2020	2021	2020
Fees billed by E&Y:
To MFS and MFS Related Entities of MFS Global Opportunistic Bond Fund*	1,275,054	2,321,898	0	0	110,620	104,750

	Aggregate Fees for Non-audit Services
	2021	2020
Fees Billed by E&Y:
To MFS Global Opportunistic Bond Fund, MFS and MFS Related Entities#	1,564,289	2,699,773

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by E&Y for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 between such regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services were provided prior to the effectiveness of SEC rules requiring pre-approval or because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the MFS Global Opportunistic Bond Fund is included as part of the report to shareholders of such series under Item 1(a) of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13.	EXHIBITS.

(a) (1)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto as EX-99.COE.

(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto as EX-99.302CERT.

(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)

If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Attached hereto as EX-99.906CERT.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST X

By (Signature and Title)*	/S/ DAVID L. DILORENZO
David L. DiLorenzo, President

Date: January 14, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/S/ DAVID L. DILORENZO
David L. DiLorenzo, President (Principal Executive Officer)

Date: January 14, 2022

By (Signature and Title)*	/S/ JAMES O. YOST
James O.Yost, Treasurer (Principal Financial Officer and Accounting Officer)

Date: January 14, 2022

*	Print name and title of each signing officer under his or her signature.